RECONSTITUTED SERVICING AGREEMENT

THIS RECONSTITUTED SERVICING AGREEMENT (this “Agreement”), entered into as of the 1st day of January, 2003, by and among THORNBURG MORTGAGE HOME LOANS, INC., a Delaware corporation (“Thornburg” or the “Seller”), MORGAN STANLEY DEAN WITTER CREDIT CORPORATION, a Delaware corporation (the “Servicer”), Wells Fargo Bank Minnesota, National Association, as master servicer (the “Master Servicer”), and acknowledged by DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee (the “Trustee”), recites and provides as follows:

RECITALS

WHEREAS, the Seller has conveyed certain mortgage loans identified on Schedule I hereto (the “Mortgage Loans”) to Greenwich Capital Acceptance, Inc. (“GCA”), which in turn has conveyed the Mortgage Loans to the Trustee, on behalf of Thornburg Mortgage Securities Trust 2003-1 (the “Trust”), under a pooling and servicing agreement dated as of January 1, 2003 (the “Pooling and Servicing Agreement”), among the Trustee, the Master Servicer, Wells Fargo Bank Minnesota, National Association, as securities administrator, GCA, as depositor (referred to herein as the “Depositor”), Deutsche Bank National Trust Company Delaware, as Delaware trustee, and the Seller;

WHEREAS, the Mortgage Loans were purchased by the Seller pursuant to a Master Mortgage Loan Purchase Agreement between the Seller and the Servicer, as seller, dated May 1, 2001 (the “Master Purchase Agreement”), a copy of which is attached as Exhibit B hereto;

WHEREAS, the Mortgage Loans are currently being serviced by the Servicer pursuant to a Master Servicing Agreement between the Seller and the Servicer, dated as of May 1, 2001, as amended by that certain Amendment to Master Servicing Agreement between the Seller and the Servicer, dated January 22, 2003 (the “Master Servicing Agreement”), a copy of which is attached as Exhibit C hereto;

WHEREAS, the Seller desires that the Servicer continue to service the Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller to terminate the rights and obligations of the Servicer hereunder without cause but subject to the other conditions set forth herein;

WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer upon the occurrence and continuance of an Event of Default by the Servicer under this Agreement;

WHEREAS, the Seller and the Servicer desire that the provisions of the Master Servicing Agreement shall apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall constitute a “Reconstitution Agreement” as defined under the Master Servicing Agreement which shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Pooling and Servicing Agreement;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller, the Master Servicer and the Servicer hereby agree as follows:

AGREEMENT

1.

Definitions.  Capitalized terms used and not defined in this Agreement, including Exhibit A hereto, and any provisions of the Master Servicing Agreement incorporated by reference herein, shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

2.

Trust Cut-off Date.  The parties hereto acknowledge that by operation of Sections 4.05 and 6.01 of the Master Servicing Agreement, the remittance on February 18, 2003 to the Trust is to include principal due after January 1, 2003 (the “Trust Cut-off Date”) plus interest at the Mortgage Loan Remittance Rate due on the related Due Date exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (i) and (ii) of Section 6.01 of the Master Servicing Agreement.

3.

Servicing.  The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Master Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Master Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

4.

Master Servicing; Termination of Servicer.  The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement.  The Master Servicer, acting on behalf of the Trustee, which is acting on behalf of the Trust, the owner of the Mortgage Loans, shall have the same rights as the Owner under the Master Servicing Agreement to enforce the obligations of the Servicer under the Master Servicing Agreement and the term “Owner” as used in the Servicing Agreement in connection with any rights of the Owner shall refer to the Master Servicer, except as otherwise specified in Exhibit A hereto.  The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, as provided in Article X of the Master Servicing Agreement.  Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Owner under the Master Servicing Agreement; and, in connection with the performance of the Master Servicer’s duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Pooling and Servicing Agreement.

5.

No Representations.  Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans in connection with the transactions contemplated by the Pooling and Servicing Agreement and issuance of the Certificates pursuant thereto.

6.

Notices.  All notices, consents, certificates and other communications required to be delivered between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing, may be in the form of facsimile or electronic transmission, and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice.  Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.  All notices and other written information required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

Wells Fargo Bank Minnesota,

  National Association

9062 Old Annapolis Road

Columbia, Maryland  21045-1951

Attention:  Master Servicing Department, Thornburg 2003-1

Telephone: (410) 884-2000

Telecopier: (410) 884-2363

All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

Wells Fargo Bank Minnesota,

  National Association

Minneapolis, Minnesota

ABA# 121000248

Account Name: SAS Clearing

Account No. 3970771416

For further credit to: Collection Account No. 18090900

All notices and other written information required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

Deutsche Bank National Trust Company

1761 East St. Andrew Place

Santa Ana, California  92705-4934

Attention:  Thornburg 2003-1

Telephone:  (714) 247-6000

Facsimile:  (714) 246-6285

All notices and other written information required to be delivered to the Seller hereunder shall be delivered to it at the following address:

Thornburg Mortgage Home Loans, Inc.

150 Washington Avenue, Suite 302

Santa Fe, New Mexico  87501

Attention: Deborah Burns (Thornburg 2003-1)

Telephone: (505) 954-5315

Facsimile:  (505) 954-5300

All notices and written information required to be delivered to the Servicer hereunder shall be delivered to the Servicer at the following address:

Morgan Stanley Dean Witter Credit Corporation

2500 Lake Cook Road

Riverwoods, Illinois 60015

Attention:  Law Division

With a copy to: Vice President of Secondary Marketing at the same address.

7.

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

8.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

9.

Reconstitution.  The Seller and the Servicer agree that this Agreement is a “Reconstitution Agreement” and that the date hereof is the “Reconstitution Date,” each as defined in the Master Servicing Agreement.

10.

REMIC Status.  The Servicer is hereby notified, and the Servicer hereby acknowledges such notice, that the Mortgage Loans will be held in a securitization pursuant to which a REMIC election will be made.

Executed as of the day and year first above written.

THORNBURG MORTGAGE HOME LOANS,

INC.,

as Seller

By: /s/Deborah J. Burns

Name:  Deborah J. Burns

Title:    Vice President

MORGAN STANLEY DEAN WITTER

CREDIT CORPORATION,

as Servicer

By: /s/David L. Bianucci

Name:  David L. Bianucci

Title:    Vice President

WELLS FARGO BANK MINNESOTA,

NATIONAL ASSOCIATION,

as Master Servicer

By: /s/Amy Doyle

Name:  Amy Doyle

Title:    Vice President

Acknowledged By:

DEUTSCHE BANK NATIONAL TRUST COMPANY,

as Trustee on behalf of Thornburg Mortgage Securities Trust 2003-1

By: /s/Ronaldo Reyes

Name:  Ronaldo Reyes

Title:    Associate

EXHIBIT A

Modifications to the Master Servicing Agreement

1.

Unless otherwise specified herein, any provisions of the Master Servicing Agreement, including definitions (as well as definitions incorporated from the Master Mortgage Loan Purchase Agreement), relating to (i) Agency Transfers, Pass-Through Transfers, Whole Loan Transfers and reconstitutions and (ii) Closing Dates, shall be disregarded for the purposes of this Agreement.  The exhibits to the Master Servicing Agreement and all references to such exhibits shall also be disregarded, where applicable, for purposes of this Agreement.

2.

A definition of “Business Day” is added to Section 1.01 of Article I to read as follows:

“Business Day”:  Any day other than (a) a Saturday or Sunday or (b) a day on which banking and savings and loan institutions in the States of California, Delaware, New York, Maryland, Minnesota or Illinois are authorized or obligated by law or executive order to be closed.

3.

The definition of “Escrow Account” in Section 1.01 is hereby amended as follows:

“Escrow Account”:  The separate trust account or accounts created and maintained pursuant to Section 4.06 which shall be entitled “Morgan Stanley Dean Witter Credit Corporation, as Servicer, in trust for the Trustee for the Thornburg Mortgage Securities Trust 2003-1.

4.

The definition of “Qualified Substitute Mortgage Loan” in Section 1 of the Master Purchase Agreement shall be incorporated herein and amended to read as follows:

“Qualified Substitute Mortgage Loan”:  A Mortgage Loan substituted by Seller for a Deleted Mortgage Loan which must, on the date of such substitution (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited into the Custodial Account by Seller in the month of substitution pursuant to this Agreement, (ii) have a Mortgage Interest Rate which is within one percent (1%) per annum of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, and (iv) comply with each representation and warranty set forth in this Agreement.

5.

The parties acknowledge that the second sentence of Section 2.01 (Books and Records) shall be inapplicable to this Agreement.

6.

The parties acknowledge that Section 2.02 (Transfer of Mortgage Loans) shall be inapplicable to this Agreement.

7.

Section 3.01 (Representations and Warranties of the Servicer) is hereby amended to change the reference to “Owner” to “the Master Servicer, the Trustee and the Trust” in each instance.

8.

Section 4.01 (Role of the Servicer) is hereby amended by:

a.

deleting the language “defer or forgive the payment of any principal or interest payments, change the outstanding principal amount, make future advances or extend the final maturity date on such Mortgage Loan without the prior approval of the Owner and further provided that” starting in the eighth line of the second paragraph and replacing it with the following:

forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan unless,

b.

adding the following sentence immediately after the end of the first sentence of the second paragraph:

Notwithstanding the above, the Servicer shall be permitted to make any modifications if the Mortgagor is in default with respect to such Mortgage Loan or such default is, in the judgment of the Servicer, imminent.

c.

deleting the words “obtained the prior written approval of the Owner it” from the second and third lines of the third paragraph and replacing it with the following:

determined, after consultation with counsel, that such a change would not be treated as a “substantial modification” that would cause a deemed exchange under Section 1001(a) of the Code or applicable temporary or final regulations thereunder at any time when the Mortgage Loan is held by a REMIC or a grantor trust, then Servicer

9.

Section 4.03 (Realization Upon Defaulted Mortgage Loans) is hereby amended by deleting the last sentence of the first paragraph.

10.

Section 4.04 (Establishment of Custodial Accounts; Deposits in Custodial Accounts) is hereby amended by deleting the language “for Thornburg Mortgage Home Loans, Inc., as Initial Owner” in the second sentence of the first paragraph, and replacing it with the language “in trust for the Trustee on behalf of Thornburg Mortgage Securities Trust 2003-1”.

11.

Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended by adding the following language to the end of clause (ii):

provided, that with respect to any Mortgage Loan the Servicer’s right to reimbursement shall be limited to the funds collected by the Servicer from the related Mortgagor or any other Person, including, but not limited to, Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds, and with respect to REO Property, funds received as rental or similar income.  The Servicer’s right to reimbursement set forth in the preceding sentence shall be prior to the rights of the Trust; provided however, that in the event that the Servicer determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Servicer may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer’s right thereto shall be prior to the rights of the Trust;

12.

Section 4.06 (Establishment of Escrow Accounts; Deposits in Escrow Accounts) is hereby amended by deleting the language “for Thornburg Mortgage Home Loans, Inc., as Owner” in the second sentence of the first paragraph, and replacing it with the language “in trust for the Trustee on behalf of Thornburg Mortgage Securities Trust 2003-1”.

13.

Section 4.08 (Transfer of Accounts) is hereby amended by replacing the word “Owner” in the second line thereto with the words “the Master Servicer and the Trustee”.

14.

Section 4.09 (Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Insurance Policies; Collections Thereunder) is hereby amended by replacing the word “Owner” in the second line of the third paragraph with the words “Trustee and the Trust”.

15.

Section 4.13 (Title, Management and Disposition of REO Property) is hereby amended by:

a.

replacing the language “Owner or its designee” in the second line of the first paragraph and replacing it with the word “Trust”.

b.

adding the following paragraph as the second paragraph of such Section:

Notwithstanding anything to the contrary contained in this Section 4.13, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee or the Master Servicer otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Servicer.  Upon completion of the inspection, the Servicer shall provide the Trustee and the Master Servicer with a written report of such environmental inspection.  In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure.  In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure.  The Servicer shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the Custodial Account.

c.

by replacing the third and fourth sentences of the second paragraph of such section (before the amendment made by (b) above) by the following:

The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (a) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (b) the Servicer determines, and gives an appropriate notice to the Master Servicer to such effect, that a longer period is necessary for the orderly liquidation of such REO Property.  If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Master Servicer as to the progress being made in selling such REO Property.  Notwithstanding anything herein to the contrary, the Servicer shall not be required to provide financing for the sale of any REO Property.

d.

replacing the language “Owner shall approve” in the third line of the last paragraph with the language “the Servicer deems to be in the best interest of the Trust and the Certificateholders”.

16.

Section 5.02 (Agreements with Respect to the Surety Bond) is hereby amended by (i) replacing the word “Owner” in the first and third line of paragraph (a) with the words “the Trustee and the Trust”, (ii) replacing the word “Owner” in the first line of paragraph (b) with the words “the Trust” and (iii) deleting paragraph (c) in its entirety.

17.

Section 6.01 (Distributions) is hereby amended by deleting the words “will be made to Owner of record on the preceding Record Date, and shall be based on the Mortgage Loans owned or held by Owner, and” from the first, second and third lines of the second paragraph of such Section.

18.

Section 6.02 (Statements to Owner) is hereby amended by restating the first paragraph to read as follows:

Not later than the tenth (10th) calendar day of each month (or if such 10th calendar day is not a Business Day, the immediately preceding Business Day), the Servicer shall furnish the Master Servicer a monthly statement (a “Monthly Remittance Advice”) containing such information and in such format as are mutually acceptable to the Servicer and the Master Servicer, for the period ending on the last day of the preceding calendar month.

19.

Section 7.02 (Satisfaction of Mortgages and Release of Mortgage Files) is hereby amended by (i) replacing the word “Owner” on the eighth line of the first paragraph with the words “Master Servicer, the Trustee or the Trust” and (ii) by deleting the second paragraph in its entirety.

20.

Section 9.01 (Indemnification; Third Party Claims) is hereby amended by (i) replacing the language “Each party hereto agrees” in the first line of paragraph (a) with the language “The Servicer, the Master Servicer, and the Trust each agree”, (ii) replacing the words “the other party” in the first line of paragraph (a) with the words “each party hereto, including the Trustee”, (iii) replacing the word “Owner” in the first line of paragraph (b) with the words “the Master Servicer in writing or by electronic means”, (iv) replacing the word “Owner” in the fifth and sixth lines of paragraph (b) with the words “the Master Servicer, the Trustee or the Trust”, (v) replacing the first use of the word “Owner” with the word “Trust” in the last sentence of paragraph (b) and (vi) replacing the second use of the word “Owner” with the words “the Master Servicer, the Trustee or the Trust” in the last sentence of paragraph (b).

21.

Section 9.02 (Merger or Consolidation of the Servicer) is hereby amended by replacing the word “Owner” with the words “Master Servicer” in each instance.

22.

Section 9.03 (Limitation on Liability of the Servicer and Others) is hereby amended by (i) replacing the word “Owner” on the second line thereof to the words “the Master Servicer, the Trustee or the Trust” and (ii) replacing the word “Owner” in the last two sentences thereof to the words “the Trust”.

23.

Section 9.04 (The Servicer Not to Resign) is hereby amended by (a) replacing the word “Owner” with the words “the Master Servicer” in subsections (i) and (ii) and (b) replacing the word “Owner” with the words “the Master Servicer or the Trustee” in subsection (iii) thereof.

24.

Section 10.01 (Events of Default) is hereby amended by:

a.

 replacing the word “Owner” in paragraph (viii) with the words “Master Servicer”;

b.

replacing the first use of the word “Owner” in the second line of the paragraph following subsection (ix) with the words “the Master Servicer”;

c.

replacing the second use of the word “Owner” in the second line and in the eleventh line of the paragraph following subsection (ix) with the words “the Master Servicer or the Trustee”; and

d.

replacing the word “Owner” in the last instance of the paragraph following subsection (ix) with the words “the Master Servicer”.

25.

Section 10.02 (Waiver of Defaults) is hereby amended by (i) replacing each instance of the word “Owner” in the first paragraph with the words “the Master Servicer” and (ii) replacing the word “Owner” in the first line of the second paragraph with the words “The Master Servicer”.

26.

Section 11.01 (Termination) is hereby amended by replacing the word “Owner” in clause (ii) with the words “the Master Servicer”.

27.

Article 12 is hereby deleted in its entirety.

28.

Section 13.01 (Successor to the Servicer) is hereby amended by:

a.

replacing the words “Prior to” with the word “Upon” in the first line of the first paragraph thereto;

b.

changing the word “Owner” in the second line of the first paragraph to the words “Master Servicer” and by adding the words “, in accordance with the Pooling and Servicing Agreement,” after the word “shall” in the second line of the first paragraph thereto;

c.

adding the following to the end of the first paragraph:

Any successor to the Servicer shall be subject to the approval of the Master Servicer and each Rating Agency, as evidenced by a letter from such Rating Agency delivered to the Trustee that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

d.

adding the following to the end of the first sentence of the second paragraph:

; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.

e.

deleting the words “or Section 5 of the Purchase Agreement” in the twelfth line of the second paragraph;

f.

replacing the word “Owner” in the last line of the second paragraph with the words “the Master Servicer or the Trustee”;

g.

replacing the word “Owner” in the second line of the third paragraph with the words “the Master Servicer or the Trustee”; and

h.

replacing the word “Owner” in the sixth line of the third paragraph with the words “the Master Servicer, Trustee and Trust”.

i.

adding the following paragraph after the fourth paragraph thereof:

Except as otherwise provided in the Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing under Section 10.01, including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Mortgage Files and the other necessary data, including the completion, correction or manipulation of such servicing data as may be required to correct any errors or insufficiencies in the servicing data, to the successor servicer shall be paid by the terminated or resigning Servicer from its own funds without reimbursement.

29.

Section 13.02 (Amendment) is hereby amended by (i) replacing the first use of the word “Owner” with the words “the Master Servicer” and (ii) replacing the second use of the word “Owner” with the words “the Master Servicer, and acknowledged by the Trustee on behalf of the Trust”.

30.

Section 13.04 (Assignment of Servicing Rights) is hereby amended by (i) replacing the first and second uses of the word “Owner” with the words “the Master Servicer” and (ii) replacing the last use of the word “Owner” with the words “the Master Servicer and the Trustee”.

31.

Section 13.13 (Non-Solicitation) is hereby amended by replacing the word “Owner” with the words “the Seller” in each instance.

32.

Section 13.14 is amended to add the following paragraph:

Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiary of this Agreement to the extent of such provisions.  The Servicer shall have the same obligations to the Trustee as if it were a party to this Agreement, and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement.  The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement.  Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification and the indemnification obligations) shall terminate upon termination of the Trust pursuant to the Pooling and Servicing Agreement.

Therefore, Section 13.14 now reads in its entirety as follows:

For purposes of this Agreement, including but not limited to Section 7.04, the Master Servicer shall be considered a third-party beneficiary to this Servicing Agreement entitled to all the rights and benefits accruing to the Master Servicer herein as if it were a direct party to this Servicing Agreement.

Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiary of this Agreement to the extent of such provisions.  The Servicer shall have the same obligations to the Trustee as if it were a party to this Agreement, and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement.  The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement.  Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification and the indemnification obligations) shall terminate upon termination of the Trust pursuant to the Pooling and Servicing Agreement.

EXHIBIT B

Master Mortgage Loan Purchase Agreement

EXECUTION COPY

THORNBURG MORTGAGE HOME LOANS, INC.

and

MORGAN STANLEY DEAN WITTER CREDIT CORPORATION

Seller

__________________________________________________________

MASTER MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of May 1, 2001

__________________________________________________________

TABLE OF CONTENTS

Section 1.

Definitions.

1

Section 2.

Purchase of Mortgage Loans.

13

Section 3.

Delivery Requirements.

14

Section 4.

Examination of Mortgage Files.

16

Section 5.

Representations, Warranties and Agreements of Seller.

16

Section 6.

Representations,  Warranties and Agreements of Purchaser.

29

Section 7.

Servicing Obligations of Seller.

30

Section 8.

Intention of the Parties.

31

Section 9.

Costs

31

Section 10.

Further Agreements of Seller

31

Section 11.

Mandatory Delivery.

31

Section 12.

Termination.

31

Section 13.

Seller’s Right of First Refusal.

31

Section 14.

Severability Clause.

32

Section 15.

Waivers.

32

Section 16.

Survival.

32

Section 17.

Successor and Assigns; Assignment of Purchase Agreement.

32

Section 18.

Notices.

32

Section 19.

Counterparts.

33

Section 20.

Entire Agreement.

33

Section 21.

Governing Law and Amendments.

33

Section 22.

Exhibits.

33

Section 23.

General Interpretive Principles.

33

Section 24.

Reproduction of Documents.

34

Section 25.

Attorney-in-Fact.

34

Section 26.

Confidentiality.

34

EXHIBIT 1

CONTENTS OF EACH MORTGAGE FILE

EXHIBIT 2

FORM OF MASTER SERVICING AGREEMENT

EXHIBIT 3

INTENTIONALLY LEFT BLANK

EXHIBIT 4

UNDERWRITING GUIDE OF SELLER

EXHIBIT 5

FORM OF CERTIFICATE OF SELLER

EXHIBIT 6

FORM OF ASSIGNMENT FOR ADDITIONAL COLLATERAL

AGREEMENTS

EXHIBIT 7

FORM OF WARRANTY BILL OF SALE

EXHIBIT 8

FORM OF BLOCK ACCOUNT AGREEMENT

EXHIBIT 9

FORM OF SERVICER NOTICE

MASTER MORTGAGE LOAN PURCHASE AGREEMENT

This is a MASTER MORTGAGE LOAN PURCHASE AGREEMENT (this “Agreement”), dated as of May 1, 2001 by and between Thornburg Mortgage Home Loans, Inc., a Delaware corporation having its principal office at 119 East Marcy Street, Santa Fe, New Mexico 87501 (“Purchaser”), and Morgan Stanley Dean Witter Credit Corporation, a Delaware corporation having its principal office at 2500 Lake Cook Road, Riverwoods, IL 60015 (“Seller”).

PRELIMINARY STATEMENT

Seller desires to sell, from time to time, to Purchaser, and Purchaser desires to purchase, from time to time, from Seller, certain groups of fixed- and adjustable-rate, residential first mortgage loans (the “Mortgage Loans”) as set forth herein (each date on which a closing of such a sale occurs is herein referred to as a “Closing Date”) on a servicing-retained basis.  Purchaser desires Seller to service and administer, and Seller is willing to service and administer, each Mortgage Loan for Purchaser, its successors and assigns from and after the respective Closing Date pursuant to the Master Servicing Agreement dated as of May 1, 2001 between Seller and Purchaser (as the same may be amended, modified, restated or supplemented from time to time, the “Master Servicing Agreement”).  Following its purchase of the Mortgage Loans from Seller, Purchaser may desire to sell some or all of the Mortgage Loans to one or more purchasers, and Seller is willing to continue to service and administer the Mortgage Loans pursuant to such Master Servicing Agreement.

During the term of this Agreement, the Seller may originate mortgage loans in the name of Mortgage Electronic Registration Systems, Inc. (“MERS”), or one of its affiliated companies, as nominee for the Seller.  Such mortgage loans may be registered with MERS.  If the Seller and the Purchaser wish that such mortgage loans become subject to this Agreement, the parties agree that they will attempt to renegotiate in good faith any applicable terms of this Agreement and the Master Servicing Agreement.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller agree as follows:

Section 1.

Definitions.

For purposes of this Agreement, the following capitalized terms shall have the respective meanings set forth below.  Other capitalized terms used in this Agreement and not defined herein shall have the respective meanings set forth in the form of Master Servicing Agreement.

“Additional Collateral”: With respect to any Additional Collateral Mortgage Loan, the securities and other assets held in a Trading Account subject to a security interest securing such Additional Collateral Mortgage Loan.

“Additional Collateral Mortgage Loan”: A Mortgage Loan having at the time of origination a Loan-to-Value Ratio up to one hundred percent (100%) of the Appraised Value as set forth in the Underwriting Guide, as to which Mortgage Loan Seller has been granted a security interest in Additional Collateral.  Each such Mortgage Loan being identified on the Mortgage Loan Schedule as an Additional Collateral Mortgage Loan.

“Additional Collateral Pledge Agreement”: With respect to each Additional Collateral Mortgage Loan any pledge agreements and control agreements in favor of Seller granting a security interest and other rights in a securities account to secure the related Mortgage Loan.

“Adjustable Rate Mortgage Loan”: A Mortgage Loan that provides for the adjustment of the Mortgage Interest Rate payable with respect thereto in accordance with the terms of the related Mortgage Note.

“Affiliate”: With respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person.

“Agreement”: This Master Mortgage Loan Purchase Agreement and all exhibits hereto, as the same may be amended modified, restated or supplemented from time to time.

“Appraised Value”: With respect to any Mortgage Loan, the value of the related Mortgaged Property based upon the lesser of (i) the appraisal, made for the originator at the time of the origination of the Mortgage Loan, and (ii) if applicable, the sales price of the Mortgaged Property at such time of origination.

“Assignment”: An assignment of the Mortgage, notice of transfer or equivalent instrument, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan.  An Assignment shall include, as applicable, such instruments as are necessary and sufficient under the laws of the jurisdiction where a Cooperative Apartment is located to reflect of record the sale or transfer of the Mortgage Loan and security interest in the Mortgaged Property affecting such Cooperative Apartment.

“Assumed Principal Balance”: With respect to each Mortgage Loan as of any date of determination: (i) the outstanding principal balance as of the Cut-off Date, after application of principal payments due on or before such date whether or not received, minus (ii) all amounts previously distributed to Purchaser with respect to such Mortgage Loan representing (a) payments or other recoveries of principal, or (b) advances of principal, if any, made pursuant to the Master Servicing Agreement.

“Balloon Mortgage Loan”: Any Mortgage Loan which by its original terms or any modifications thereof provides for amortization beyond its scheduled maturity date.

“Business Day”: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking or savings associations in the State of Illinois or New York are authorized or obligated by law or executive order to be closed.

“Certificate of Seller”: A certificate signed by the Secretary or one of the Assistant Secretaries of Seller, substantially in the form attached hereto as Exhibit 5.

“Closing Date”: For each Transaction, the date on which Seller actually sells to Purchaser, and Purchaser actually purchases from Seller, the Mortgage Loans listed on the Final Mortgage Loan Schedule attached to the respective Warranty Bill of Sale.

“Closing Documents”: (i) With respect to the Initial Closing Date, the following documents:

(A)

two counterparts of this Agreement;

(B)

two counterparts of the Master Servicing Agreement;

(C)

three counterparts of the Custodial Agreement;

(D)

the Certificate of Seller, dated as of the Initial Closing Date; and

(E)

the Initial Custody Receipt, dated the Initial Closing Date;

(F)

ten counterparts of the Power of Attorney (Exhibit A of the Master Servicing Agreement).

(ii)

With respect to the Initial Closing Date and each subsequent Closing Date, the following documents:

(A)

the Final Mortgage Loan Schedule for the related Transaction;

(B)

the Initial Custody Receipt for the related Transaction, dated the Closing Date, with only such exceptions noted on Schedule B thereto as shall be acceptable to Purchaser;

(C)

the Warranty Bill of Sale with respect to the Mortgage Loans for the related Transaction, dated the Closing Date;

(D)

An original assignment in the form of Exhibit 6 attached hereto of the Additional Collateral Pledge Agreements with respect to the Additional Collateral Mortgage Loans;

(E)

Assignment of Surety Bond;

(F)

Block Account Agreement, in the form of Exhibit 8; and

(G)

Service Notice, in the form of Exhibit 9.

“Converted Mortgage Loan”: A Convertible Mortgage Loan with respect to which the related Mortgagor has exercised its option to convert the related Mortgage Note from a Mortgage Note with an adjustable interest rate to a Mortgage Note with a fixed interest rate.

“Convertible Mortgage Loan”: An Adjustable Rate Mortgage Loan with a Mortgage Note that contains an option of the Mortgagor to convert the related Mortgage Note from a Mortgage Note with an adjustable interest rate to a Mortgage Note with a fixed interest rate.

“Cooperative Apartment”: A dwelling unit in a multi-dwelling building owned or leased by a cooperative housing corporation, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease in accordance with the laws of the state in which the building is located.

“Cooperative Loan”: A Mortgage Loan evidenced by a Mortgage Note and secured by a first lien against (i) shares issued by a cooperative housing corporation and (ii) the related Mortgagors= leasehold interest in the Mortgagor=s Cooperative Apartment.  The security interest created in the Mortgagor=s Cooperative Apartment and the proprietary lease shall include the following documentation, as required by the applicable laws of the state in which such Cooperative Apartment is located: (a) a security agreement, (b) the related UCC-1 Financing Statement, (c) an assignment of the cooperative lease, (d) the stock certificate evidencing ownership of such Cooperative Apartment, appropriately endorsed, or an equivalent stock power, (e) a recognition agreement and (f) such other documents as are necessary and proper for the perfection of a lien against such Cooperative Apartment, all as are required under such applicable state law.

“Credit Score”:  With respect to each Mortgage Loan, the score assigned to such Mortgage by any nationally-recognized credit bureau.

“Custodial Account”: The separate trust account or accounts created and maintained pursuant to the Master Servicing Agreement which shall be entitled “Morgan Stanley Dean Witter Credit Corporation, in trust for Thornburg Mortgage Home Loans, Inc.” or such other title as is requested by Purchaser.

“Custodial Agreement”: The Custodial Agreements amongst Purchaser and the Custodian for the retention of each Mortgage Note, Mortgage, Assignment and certain other portions of each Mortgage File, as the same may be amended, modified, restated or supplemented from time to time.

“Custodian”: The Custodian under the Custodial Agreement, or its successor who shall initially be Bankers Trust Company of California, N.A.

“Cut-off Date”: With respect to each Mortgage Loan, in the case of the initial Transaction, May 1, 2001, and with respect to each subsequent Transaction, the first day of the month in which the related Closing Date occurs.

“Debt-to-Income Ratio”:  The debt-to-income ratio of the related Mortgagor at the time of origination of the related Mortgage Loan.

“Deleted Mortgage Loan”: A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

“Due Date”: As to any Mortgage Loan, the day each Monthly Payment is due on such Mortgage Loan, exclusive of any days of grace.

“Escrow Account”: The separate trust account or accounts created and maintained pursuant to Section 4.06 which shall be entitled  “Morgan Stanley Dean Witter Credit Corporation, as Servicer, in trust for Owner and various Mortgagors,” or such other title as is requested by Owner.

“Equity Refinanced Mortgage Loan”: A Refinanced Mortgage Loan in which the Mortgagor used less than the entire amount of the proceeds (net of any closing costs, including discount and origination fees and prepaid items) to refinance an existing mortgage loan and any junior lien that existed on the related Mortgaged Property at the date of origination of the Refinanced Mortgage Loan.

“Fannie Mae”: The Federal National Mortgage Association or any successor organization.

“Fixed Rate Mortgage Loan”: A Mortgage Loan that provides for a fixed Mortgage Interest Rate over the term of the related Mortgage Note.

“Freddie Mac”: The Federal Home Loan Mortgage Corporation or any successor organization.

“Governmental Authority” shall mean any nation or government (including any state or other political subdivision of either thereof) and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Gross Margin”: With respect to each Adjustable Rate Mortgage Loan, the fixed number of basis points set forth in the Mortgage Loan Schedule that is added to the Index on each Interest Rate Adjustment Due Date in accordance with the terms of the related Mortgage Note to determine the Mortgage Interest Rate for such Mortgage Loan, subject to any applicable Periodic Rate Cap and Lifetime Rate Cap.

“Index”: With respect to each Adjustable Rate Mortgage Loan and each Interest Rate Adjustment Date, a rate per annum set forth on the subject Mortgage Loan Schedule and as specified in the related Mortgage Note.

“Initial Closing Date”: The first Closing Date to occur.

“Initial Custody Receipt”: For each Transaction, the initial Custody Receipt, executed by the Custodian with respect to the Mortgage Loans for such Transaction, substantially in the form of Exhibit One to the Custodial Agreement.

“Interest Rate Adjustment Date”: With respect to each Adjustable Rate Mortgage Loan, the date on which the Mortgage interest Rate is adjusted in accordance with the terms of the related Mortgage Note.

“Lifetime Rate Cap”: With respect to each Adjustable Rate Mortgage Loan, the maximum Mortgage Interest Rate that may be borne thereby, as set forth in the related Mortgage Note.

“Loan-to-Value Ratio” or “LTV”: With respect to any Mortgage Loan, as of any date on which a determination thereof is made, the ratio on such date of the outstanding principal balance of such Mortgage Loan to the Appraised Value of the related Mortgaged Property.

“MERS”: The Mortgage Electronic Registration System, Inc.

“Monthly Payment”: The scheduled monthly payment of interest and, when applicable, principal on a Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note on every Due Date.

“Mortgage”: The mortgage, trust deed or other instrument securing the respective Mortgage Loan, as the same may be amended, modified, restated or supplemented from time to time.

Mortgage File”:  As to any Mortgage Loan, the Mortgage, any related mortgage documents and, if the Mortgaged Property is a Cooperative Apartment, all documents relating to the security interest in a Cooperative Apartment, including but not limited to all paper, computer generated and microfiche records, pertaining to a particular Mortgage Loan which are specified in Exhibit 1 hereto and any additional documents required to be added to the Mortgage File pursuant to the Program Documents.

“Mortgage Interest Rate”: The annual rate at which interest accrues on any Mortgage Loan, net of any premium on any related Primary Mortgage Insurance Policy; provided that, with respect to any Adjustable Rate Mortgage Loan, the term “Mortgage Interest Rate” shall mean the annual rate applicable thereto as the same may be adjusted on any Interest Rate Adjustment Date and subject to the limitations on such interest rate imposed by the Periodic Rate Cap and the Lifetime Rate Cap.

“Mortgage Loan”: An individual Mortgage Loan, including but not limited to all documents included in the Mortgage File, Monthly Payments, Principal prepayments, insurance proceeds, condemnation proceeds, liquidation proceeds, and any and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, and which is the subject of this Agreement.  Each Mortgage Loan set forth on the Mortgage Loan Schedule attached to a Warranty Bill of Sale will initially be subject to this Agreement, commencing on the respective Closing Date for the related Transaction.

“Mortgage Loan Documents”  With respect to each Mortgage Loan, the documents specified in Section 3 (b) of this Agreement, which documents Seller shall deliver to the Custodian pursuant thereto.

“Mortgage Loan Payments”: With respect to each Mortgage Loan; (i) all scheduled principal due after the related Cut-off Date, (ii) all other recoveries of principal due and collected by Seller after the related Cut-off Date, and (iii) all payments of interest on the Mortgage Loans at the Mortgage Loan Remittance Rate minus that portion of any such payment that is allocable to the period prior to the related Cut-off Date; provided, however, that payments of scheduled principal and interest prepaid for a Due Date beyond the related Cut-off Date shall not be applied to the principal balance as of the related Cut-off Date, and such principal and such prepaid interest (minus interest at the Servicing Fee Rate) shall constitute a part of the Mortgage Loan Payments, and shall be deposited by Seller into the related Custodial Account.

“Mortgage Loan Remittance Rate”  With respect to each Mortgage Loan, the related Mortgage Interest Rate minus the Servicing Fee Rate.

“Mortgage Loan Schedule”: The list of Mortgage Loans for a Transaction, which list shall set forth the following information with respect to each Mortgage Loan:

(i)

the loan number;

(ii)

the Mortgagor’s name;

(iii)

the street address of the Mortgaged Property, including city, state and zip code;

(iv)

the Mortgage Interest Rate at origination;

(v)

the original term to maturity;

(vi)

the original principal balance;

(vii)

the first payment date;

(viii)

the maturity date;

(ix)

the Monthly Payment in effect as of the related Cut-off Date;

(x)

the monthly Escrow Payments in effect as of the related Cut-off Date, if any;

(xi)

the principal balance as of the related Cut-off Date, after giving effect to all payments of principal due on or before such date, whether or not received;

(xii)

the Loan-to-Value ratio as of the date of origination;

(xiii)

a code indicating whether the Mortgaged Property is occupied by Mortgagor, is a second home or investment property;

(xiv)

a code indicating whether the Mortgaged Property is a leasehold estate;

(xv)

a code indicating the type of residential dwelling;

(xvi)

a code indicating whether the Mortgage Loan is to purchase a Mortgaged Property or is a Refinanced Mortgage Loan and, if so, whether it is an Equity Refinanced Mortgage Loan;

(xvii)

a code indicating whether the Mortgage Loan is covered by a Primary Mortgage Insurance Policy and, if so, the name of the primary insurance company, coverage percentage and policy or certificate number;

(xviii)

a code indicating whether the Mortgage Loan is an Additional Collateral Mortgage Loan;

(xix)

a code indicating whether the Mortgage Loan was originated using full, alternative or reduced documentation;

(xx)

a code indicating whether the Mortgage Loan is a Balloon Mortgage Loan;

(xxi)

the Servicing Fee Rate applicable to such Mortgage Loan, and if such Mortgage Loan is an Adjustable Rate Mortgage Loan whose first Interest Rate Adjustment has not occurred, the Servicing Fee Rate (if different) prior to the first Interest Rate Adjustment Date;

(xxii)

a code indicating whether the Mortgage Loan is a Convertible Mortgage Loan;

(xxiii)

the Credit Score (if any);

(xxiv)

the Debt-to-Income Ratio;

(xxv)

the lien position/status;

(xxvi)

employer relocation program;

(xxvii)

the amount of Additional Collateral Pledged ;

(xxviii)

a code indicating whether index conversion available;

(xxix)

original coupon rate;

(xxx)

current coupon rate;

(xxxi)

current balance;

(xxxii)

origination date;

(xxxiii)

date paid thru or date next due;

(xxxiv)

product type (e.g. 5 yr. io arm);

(xxxv)

original Appraised Value, BPO value, property purchase amount;

(xxxvi)

payment frequency;

(xxxvii)

prepayment penalty period;

(xxxviii)

prepayment penalty percentage;

(xxxix)

rounding factor;

(xl)

periodic payment cap;

(xli)

interest only term;

(xlii)

identity of originator;

(xliii)

escrow balance, if applicable;

(xliv)

total number of loans;

(xlv)

total unpaid principal balance;

(xlvi)

if more than one Mortgage Loan is sold, weighted average current interest rate;

(xlvii)

if more than one Mortgage Loan is sold, weighted average maturity date;

(xlviii)

if more than Mortgage Loan is sold, weighted average loan-to-value ratio;

(xlix)

if more than one Mortgage Loan is sold, weighted average gross margin;

(l)

if more than one Mortgage Loan is sold, weighted average servicing fee;

(li)

if more than one Mortgage Loan is sold, weighted average maximum life rate;

(lii)

if more than one Mortgage Loan is sold, weighted average minimum life rate;

(liii)

if more than one Mortgage Loan is sold, weighted average periodic cap;

(liv)

if more than one Mortgage Loan is sold, weighted average next interest adjustment date;

(lv)

if more than one Mortgage Loan is sold, weighted average credit score;

(lvi)

for each Adjustable Rate Mortgage Loan, the Gross Margin;

(lvii)

for each Adjustable Rate Mortgage Loan, the Lifetime Rate Cap;

(lviii)

for each Adjustable Rate Mortgage Loan, the Periodic Rate Cap;

(lix)

for each Adjustable Rate Mortgage Loan, the first Interest Rate Adjustment Date and the first Payment Adjustment Date;

(lx)

for each Adjustable Rate Mortgage Loan, a code indicating the type of index;

(lxi)

for each Adjustable Rate Mortgage Loan, the maximum life rate;

(lxii)

for each Adjustable Rate Mortgage Loan, the minimum life rate;

(lxiii)

for each Adjustable Rate Mortgage Loan, the coupon periodic floor;

(lxiv)

for each Adjustable Rate Mortgage Loan, the subsequent period rate cap;

(lxv)

for each Adjustable Rate Mortgage Loan, the frequency adjustment period (coupon rate);

(lxvi)

for each Adjustable Rate Mortgage Loan, the frequency adjustment period (payments); and

(lxvii)

for each Adjustable Rate Mortgage Loan, the next interest change date;

(lxviii)

MERS Flag;

(lxix)

MERS Identification Number;

(lxx)

subservicer name, if applicable.

Such schedule shall also set forth the weighted  average of the amounts described under (xiv) above for all of the Mortgage Loans.  Such list may be in the form of more than one list, collectively setting forth all of the information required.

“Mortgage Note”: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

“Mortgaged Property”: The underlying real property securing repayment of a Mortgage Note, consisting of a fee simple or leasehold interest in a single parcel of real property improved by a residential dwelling, including all buildings, installations and improvements to the real property, or a single Cooperative Apartment including the stock certificates evidencing ownership in such Cooperative Apartment, the proprietary lease and all attendant right, title and interest thereto.

“Mortgagor”:  The obligor on a Mortgage Note.

“Payment Adjustment Date”: With respect to each Adjustable Rate Mortgage Loan, the first date on which payments thereon may be adjusted and all subsequent such dates of adjustment, as set forth in the related Mortgage Loan Schedule and in the related Mortgage Note.

“Periodic Rate Cap”: With respect to each Adjustable Rate Mortgage Loan as to which the related Mortgage Loan Schedule indicates the existence of Periodic Rate Cap, the provision of the related Mortgage Note that provides for a maximum amount by which the Mortgage Interest Rate may increase (or, if so indicated on such Mortgage Loan Schedule, decrease) on an Interest Rate Adjustment Date from the Mortgage Interest Rate immediately prior to such Interest Rate Adjustment Date.

“Person”:  Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Primary Mortgage Insurance Policy”:  With respect to each Mortgage Loan, the policy of primary mortgage insurance, if any, in effect as indicated on the related Mortgage Loan Schedule, or any replacement policy therefor obtained by Seller pursuant to the Master Servicing Agreement.

“Program Documents”: With respect to each Transaction, the related Purchase Price and Terms Letter, the related Warranty Bill of Sale, the Master Servicing Agreement, the Custodial Agreement, this Agreement and each other document or instrument executed or delivered by Seller in connection with any of the foregoing.

“Purchase Price”: With respect to each Mortgage Loan listed on the Mortgage Loan Schedule for a Transaction, the price paid on the related Closing Date by Purchaser to Seller in exchange for such Mortgage Loan, which amount shall equal the sum of (i) the related Purchase Price Percentage multiplied by the unpaid principal balance of such Mortgage Loan as of the related Cut-off Date, after application of scheduled payments of principal due on or before such Cut-off Date whether or not collected, and (ii) interest scheduled to accrue on the unpaid principal balance of such Mortgage Loan at the Mortgage Loan Remittance Rate, from the related Cut-off Date to the day prior to the related Closing Date, inclusive.

“Purchase Price and Terms Letter”: With respect to each Transaction, the letter agreement or agreements setting forth the general terms and conditions of such Transaction to be consummated as provided herein, with a copy of the related initial list of Mortgage Loans proposed for the transactions subject thereto, if requested by Purchaser, by and between Seller and Purchaser.  The related Purchase Price and Terms Letter shall set forth among other matters, (i) the approximate dollar amount of Mortgage Loans for the related Transaction, (ii) the related Cut-off Date, (iii) the proposed Closing Date, (iv) the related Purchase Price Percentage, (v) the related Servicing Fee Rate, and (vi) the characteristics, including the characteristics set forth in the related Warranty Bill of Sale, for the related Mortgage Loans, both individually and in the aggregate.  All of the individual Purchase Price and Terms Letters shall also be referred to, collectively, as the “Purchase Price and Terms Letter”.

“Purchase Price Percentage”: With respect to each Mortgage Loan, the percentage of par set forth in the related Purchase Price and Terms Letter (subject to adjustment as provided therein) at which Purchaser will purchase the Mortgage Loan from Seller on the Closing Date.

“Qualified Substitute Mortgage Loan”: A Mortgage Loan substituted by Seller for a Deleted Mortgage Loan which must, on the date of such substitution (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited into the Custodial Account by Seller in the month of substitution pursuant to the Master Servicing Agreement (ii) have a Mortgage Interest Rate which is within one percent (1%) per annum of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, and (iv) comply with each representation and warranty set forth in Section 5(b) of this Agreement.

“Refinanced Mortgage Loan”: A Mortgage Loan that was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and substantially all of the proceeds of which (net of any closing costs, including discount and origination fees and prepaid items) were used in whole or part to satisfy an existing mortgage.

“Rehabilitation”:  Construction related to an existing residential dwelling.

“Servicing Fee”: With respect to any Mortgage Loan, the fee payable monthly to Seller, as servicer, under the Master Servicing Agreement.

“Servicing Fee Rate”: With respect to each Mortgage Loan, the rate per annum set forth in the related Mortgage Loan Schedule as the “Servicing Fee Rate”.

“Subsequent Purchaser”: Any Person that acquires an interest in a Mortgage Loan from Purchaser.

“Surety Bond Issuer” shall mean AMBAC Assurance Corp.

“Trading Account”: With respect to any Additional Collateral Mortgage Loan as to which a Dual Collateral Pledge Agreement was made, the account in which is held the securities and other assets that are subject to such Dual Collateral Pledge Agreement.

“Transaction”: The sale by Seller to Purchaser, and the purchase by Purchaser from Seller, of one or more Mortgage Loans on a Closing Date, as evidenced by the execution and delivery by Seller to Thornburg Mortgage Home Loans, Inc. as the initial Purchaser, of the Warranty Bill of Sale.

“Underwriting Guide”: The Underwriting Guide of Seller attached hereto as Exhibit 4, as amended, modified, restated or supplemented from time to time.

“Warranty Bill of Sale”: The warranty bill of sale executed and delivered by Seller to Purchaser on a Closing Date, evidencing the sale of the related Mortgage Loans by Seller to Purchaser and setting forth certain representations and warranties of Seller with respect thereto, in the form attached hereto as Exhibit 7.

Section 2.

Purchase of Mortgage Loans.

(a)

Sale and Conveyance of Mortgage Loans.  From time to time Seller may offer to sell to Purchaser, and Purchaser may elect to purchase from Seller, Mortgage Loans in one or more Transactions pursuant to the terms and conditions of the Program Documents.  The agreement of Seller to sell to Purchaser and of Purchaser to purchase from Seller, Mortgage Loans on a particular Closing Date shall be evidenced by the execution of a Purchase Price and Terms Letter.  The obligation of Purchaser to purchase any Mortgage Loan from Seller on any particular Closing Date shall be subject to the satisfaction of the conditions precedent to Purchaser’s obligation to purchase set forth in Section 2(b).  The sale of each Mortgage Loan shall be reflected in Seller’s balance sheet and other financial statements as a sale of assets by Seller.

(b)

Conditions of Closing.  On each respective Closing Date (i) Seller will sell, transfer, assign, set over and convey to Purchaser without recourse, all of the right, title and interest of Seller in and to the Mortgage Loans included in such Transaction, including all Mortgage Loan Payments, and (ii) Purchaser shall pay to Seller, by wire transfer of immediately available funds to the account of Seller, the Purchase Price for each Mortgage Loan included in such Transaction, subject to the satisfaction of the following conditions to Purchaser’s obligation to purchase the Mortgage Loans.

(A)

All of the representation and warranties of Seller under the Program Documents shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred that, with notice or the passage of time, would constitute a default under any Program Document, including an Event of Default under the Master Servicing Agreement;

(B)

Purchaser shall have received, or Purchaser’s attorneys shall have received in escrow, the Closing Documents, in such forms as are agreed upon and as are acceptable to Purchaser, duly executed by all signatories other than Purchaser required pursuant to the respective terms thereof;

(C)

Seller shall have delivered and released to Purchaser or the Custodian all documents required under the Program Documents; and

(D)

Seller shall have complied with all other terms and conditions of this Agreement.

(c)

Record Title and Possession of Mortgage Files.  From and after the sale of each Mortgage Loan, the contents of the related Mortgage File and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, shall be transferred to, and assumed by, Purchaser.  All rights arising out of each Mortgage Loan, including, but not limited to, all funds received on or in connection with such Mortgage Loans and all records or documents with respect to such Mortgage Loan prepared by or which come into the possession of Seller shall be received and held by Seller in trust for the benefit of Purchaser as owner of the Mortgage Loan and various Mortgagors.  Any portion of the Mortgage File held by Seller for servicing purposes shall be appropriately marked to clearly reflect ownership of the Mortgage Loan by Purchaser and Seller shall promptly release such portion of the Mortgage File to Purchaser, when Seller’s servicing needs no longer necessitate retaining such documents.

Section 3.

Delivery Requirements.

(a)

Mortgage Loan Schedules.  On or before the date on which Seller and Purchaser execute a Purchase Price and Terms Letter, Seller shall provide Purchaser with the initial list of the Mortgage Loans proposed for the transaction subject thereto.  Not less than one (1) Business Day prior to the related Closing Date, Seller either (i) shall deliver the related Mortgage Loan Schedule to Purchaser or (ii) shall deliver to Purchaser all information with respect to the Mortgage Loans to be sold to Purchaser on such Closing Date that is necessary to enable Purchaser to prepare the related Mortgage Loan Schedule, which information shall be delivered on a computer disk on a machine-readable tape or in such other format as Purchaser may reasonably specify.

(b)

Delivery of Mortgage Loan Documents.  (i) Not less than three (3) Business Days prior to the related Closing Date, provided that no more than two hundred (200) Mortgage Loans are included in the subject Transaction (and one (1) additional Business Day prior to the Closing Date for each additional one hundred (100) Mortgage Loans in excess of the two hundred (200) Mortgage Loans), Seller shall, with respect to each Mortgage Loan, deliver to Purchaser or, if the Purchaser shall so direct the Seller, the Custodian the following documents:

(A)

The original Mortgage Note endorsed, “Pay to the order of_______________ without recourse or warranty” and signed in the name of Seller by an authorized officer.  The Mortgage Note shall include all intervening endorsements showing a complete chain of title from the originator to Seller.

(B)

An original Assignment as to each Mortgage, executed in blank.

(C)

The original recorded Mortgage, with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the recording office, a copy of the original Mortgage certified by Seller to be a true copy of the original of the Mortgage which has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located.

(D)

The original policy of title insurance, if applicable (or a preliminary title report if the original title insurance policy has not been received from the title insurance company or if a preliminary title report is the documentation required by Seller).

(E)

Originals of any intervening assignments of the Mortgage, with evidence of recording thereon or, if the original intervening assignment has not yet been returned from the recording office, a copy of such assignment certified by Seller to be a true copy of the original of the assignment which has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located.

(F)

The original Primary Mortgage Insurance Policy, if any.

(G)

Originals of all assumptions and modification agreements, if any.

(H)

With respect to the Additional Collateral Mortgage Loans, a copy of the related Pledge and Security Agreement and Control Agreement.

(I)

With respect to each Additional Collateral Mortgage Loan, a copy of any filed UCC-1 financing statements and an original form UCC-3 assignment, if applicable.

(J)

As applicable, such additional documents as are sufficient and necessary under the laws of the jurisdiction wherein a Cooperative Apartment is located to reflect the sale of the Mortgage Loan and the security interest in the Mortgaged Property in regard to a Cooperative Apartment.

If (l) the original Mortgage was not delivered pursuant to clause (i)(C) above, (2) any intervening assignment was not delivered pursuant to clause (E) above or (3) the original title insurance policy was not delivered pursuant to clause (D) above, Seller shall use reasonable efforts to promptly secure the delivery of such originals and shall cause such originals to be delivered to Purchaser or the Custodian promptly upon receipt thereof.  If any such document is not so delivered to Purchaser or the Custodian within ninety (90) days following the Closing Date or (three hundred seventy (370) days following the Closing Date if caused solely by recording delays not caused by Seller), the related Mortgage Loan shall, upon the request of Purchaser, (i) be repurchased by Seller at the price specified in Section 5(c), or (ii) be replaced by a Qualified Substitute Mortgage Loan (the election of (i) or (ii) being at the option of Seller), provided that the Purchaser gives the Seller notice within ten (10) days of the expiration of such delivery period.

No Assignment of Mortgage evidencing the transactions contemplated hereby shall be recorded by Seller unless required by law.  Purchaser may at any time at its option and expense (including recordation fees) prepare and record any Assignment of Mortgage.

Purchaser hereby acknowledges that the Seller may register any one or more of the Mortgages subject to this Agreement with MERS as a nominee for the Seller, either through the recordation of a mortgage or deed of trust which shows MERS as a nominee for the Seller or by recordation of an Assignment which shows MERS as a nominee for the Seller, for the purposes of facilitating the transfer of the Mortgage Loan and/or Mortgage Loan Documents.  The Purchaser and the Seller hereby acknowledge that MERS will have no beneficial interest in the Mortgage Loan and that the registration of he Mortgage Loan with MERS will not in any way affect the rights, title, interest, obligations or responsibilities of the Purchaser and the Seller under the terms of this Agreement.  The Purchaser and the Seller agree to cooperate in all ways necessary to effectuate the use of MERS for the purpose of facilitating the transfer of applicable Mortgage Loan Documents, and notwithstanding any other provisions in this Agreement to the contrary, agree to accept such documentation and evidence of transfer provided by MERS under its operating documents to accomplish the transfer of ownership in the Mortgage Loan.

Section 4.

Examination of Mortgage Files.

Prior to the respective Closing Date,  Seller shall make available to Purchaser, for examination at the offices of Seller or such other place as the parties shall mutually agree, the Mortgage File pertaining to each related Mortgage Loan.  Such examination may be made by Purchaser of the related Mortgage Loan at any time before the related Closing Date and may be made by Purchaser or any prospective Subsequent Purchaser of such Mortgagee Loan at any time after such Closing Date.  If Purchaser makes such examination prior to the Closing Date and identifies any Mortgage Loan that does not conform to the terms of the Purchase Price and Terms Letter, such Mortgage Loan shall be deleted from the Mortgage Loan Schedule and may, at the option of Seller, be replaced by a substitute Mortgage Loan that conforms to the terms of the Purchase Price and Terms Letter and that is reasonably acceptable to Purchaser.  Purchaser may, at its option and without notice to Seller, purchase all or part of the Mortgage Loans for a Transaction without conducting any partial or complete examination.  The failure or omission by Purchaser or any Subsequent Purchaser of the Mortgage Loan to conduct any partial or complete examination of the Mortgage Files shall not affect Purchaser’s rights to demand repurchase or other relief as provided under any Program Document.

Section 5.

Representations, Warranties and Agreements of Seller.

(a)

Seller represents and warrants to Purchaser that as of the date hereof and as of each respective Closing Date (or as of such other date or dates as may be expressly set forth below);

(i)

Seller is duly incorporated, validly existing and in good standing as a corporation under the laws of the State of Delaware.  Seller has full power and authority, corporate and otherwise, to own its properties and conduct its business as presently conducted by it, and to enter into and perform its obligations under the Program Documents and to sell each Mortgage Loan.  To the extent material to Purchaser’s rights hereunder, Seller holds all material licenses necessary to carry on its business as now being conducted and is licensed in, qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by Seller, and in any event Seller was and is in compliance with the laws of any such state to the extent necessary to the enforceability of each Mortgage Loan.

(ii)

This Agreement, the Master Servicing Agreement and the Custodial Agreement have been duly authorized, executed and delivered by Seller, and assuming the due authorization, execution and delivery thereof by Purchaser and the enforceability thereof against Purchaser, constitutes the legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, liquidation, moratorium, reorganization or other similar laws affecting the rights of creditors generally or by general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

(iii)

As of the respective Closing Date, the related Purchase Price and Terms Letter has been duly authorized, executed and delivered by Seller, and such Purchase Price and Terms Letter, assuming the due authorization, execution and delivery thereof by Purchaser and the enforceability thereof against Purchaser, constitutes the legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, liquidation, moratorium, reorganization or other similar laws affecting the rights of creditors generally or by general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

(iv)

As of the respective Closing Date, the related Warranty Bill of Sale has been duly authorized, executed and delivered by Seller, and such Warranty Bill of Sale constitutes the legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, liquidation, moratorium, reorganization or other similar laws affecting the rights of creditors generally or by general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

(v)

The representations and warranties made by Seller under the Master Servicing Agreement and the related Warranty Bill of Sale are true and correct in all material respects as of the respective Closing Date.

(vi)

Neither the delivery by Seller of the Mortgage Loans to Purchaser, nor the sale by Seller of the Mortgage Loans to Purchaser, nor the execution or delivery of the Program Documents by Seller, nor the consummation of any of the Transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, will result in the breach of any term or provision of the certificate of incorporation or by-laws of Seller, or conflict with, result in a material breach or cause an acceleration of or constitute a default under any material term of any material indenture or other material agreement or instrument to which Seller is a party or by which Seller is bound, or any statute, order or regulation applicable to Seller of any court, regulatory body, administrative agency, government body or arbitrator having jurisdiction over Seller.

(vii)

There are no actions, proceedings or investigations pending or, to Seller’s knowledge, threatened against Seller that, in Seller’s judgment, if determined adversely to Seller, would prevent the consummation of any of the Transactions or would materially and adversely affect the interests of Purchaser in the Mortgage Loans, taken as a whole, the validity or enforceability of any of the Program Documents or the ability of Seller to fulfill the terms of any of the Program Documents.

(viii)

The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

(ix)

Seller will treat the sale of the related Mortgage Loans to the Purchaser as a sale for reporting and accounting purposes and, to the extent appropriate, for federal income tax purposes.

(x)

Seller does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement.

(xi)

Except for Seller’s affiliates (as to which Seller shall be responsible for payment of any compensation due such affiliates as a result of the purchase and sale transaction contemplated hereby), Seller has not dealt with any broker, investment banker, agent or other person, except Purchaser, who may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.

(b)

Seller hereby represents and warrants to Purchaser, as to each Mortgage Loan as of each respective Closing Date or such other date as may be specified below, that:

(i)

The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects.

(ii)

As of the related Closing Date, the Mortgage Loan is not delinquent and the Mortgage Loan has not been delinquent in payment more than 30 days during the last 12 months and the Mortgage Loan has not been dishonored.  To Seller’s knowledge, there are no material defaults under the terms of the Mortgage Loan.  Seller has not advanced funds, or induced or, solicited any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan, and, to Seller’s knowledge, it has not received any advance of funds from a party other than the owner for that purpose.

(iii)

With respect to those Mortgage Loans which are required to deposit funds into an escrow account for payment of taxes, assessments, insurance premiums and similar items as they become due, all escrow deposits have been collected, are under the control of Seller, and have been applied by Seller to the payment of such items in a timely fashion, in accordance with such Mortgage.  There are no delinquent taxes or other outstanding charges affecting the related Mortgaged Property which constitute a lien on the related Mortgaged Property.

(iv)

The terms of the Mortgage Note and the Mortgage have not been impaired, modified or supplemented, and Seller has issued no waiver with respect thereto except by written instruments (which have been recorded, if necessary under local law to maintain the perfection and priority of the lien of the respective Mortgage) contained in the Mortgage File, approved, if necessary, by the insurer under any Primary Mortgage Insurance Policy and recorded in all places necessary to maintain the first priority of the lien, the substance of which waiver, alteration or modification is reflected on the Mortgage Loan Schedule.  No Mortgagor has been released, in whole or in part, except by operation of law or in connection with an assumption agreement which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule.

(v)

Neither the Mortgage Note nor the Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and, to Seller’s knowledge, no such right of recission, set-off, counterclaim or defense has been asserted by any Person with respect thereto.

(vi)

All buildings upon the Mortgaged Property are insured by an insurer acceptable to Fannie Mae against loss by fire, hazards of extended coverage and such other hazards as are customarily included in extended coverage in the area where the Mortgaged Property is located, pursuant to standard property insurance policies in an amount acceptable to Fannie Mae.  On the date of origination, all such property policies were in effect, and contained a standard mortgage clause naming Seller or the originator of the Mortgage Loan and their respective successors in interest as mortgagee and loss payee; to the knowledge of Seller, such policy and clause or a replacement is in effect and, to Seller’s knowledge, all premiums due thereon have been paid.  If the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the National Flood Insurance Act of 1994, as amended, such Mortgaged Property is covered by flood insurance in the amount required under the National Flood Insurance Act of 1994.  The Mortgage obligates the Mortgagor to maintain such insurance and authorizes the holder of the Mortgage to maintain such insurance at  Mortgagor’s cost and expense should the Mortgagor fail to do so and to seek reimbursement therefor from the Mortgagor.

(vii)

At the time of origination of such Mortgage Loan and thereafter, all requirements of any federal or state law, including usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws required to be complied with by Seller as the originator of the Mortgage Loan and applicable to the Mortgage Loan have been complied with in all material respects.

(viii)

The Mortgage has not been satisfied as of the Closing Date, canceled or subordinated, in whole, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part (except for a release that does not materially impair the security of the Mortgage Loan or a release the effect of which is reflected in the Loan-to-Value Ratio for the Mortgage Loan as set forth in the Mortgage Loan Schedule) nor has any instrument been executed that would affect any such release, cancellation, subordination or recission.

(ix)

Ownership of the Mortgaged Property is held in fee simple or leasehold estate. With respect to Mortgage Loans that are secured by a leasehold estate, to Seller’s  knowledge: (i) the lease is valid, in full force and effect, and conforms to all of Fannie Mae’s requirements for leasehold estates; (ii) all rents and other payments due under the lease have been paid; (iii) the lessee is not in default under any provision of the lease; (iv) the term of the lease exceeds the maturity date of the related Mortgage Loan by at least five (5) years; and (v) the terms of the lease provide a Mortgagee with an opportunity to cure any defaults.  Except as permitted by the fourth sentence of this paragraph (ix), the Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property including all buildings, fixtures, installations and improvements to the Mortgaged Property securing the Mortgage Note’s original principal balance. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage, subject only to (1) the lien of non-delinquent current real property taxes, water, sewer, municipal charges and assessments not yet due and payable, (2) liens, covenants, conditions and restrictions, rights of way, easements and other matters reflected in the public record as of the date of recording which are acceptable to mortgage lending institutions generally, or which are referred to (specifically or generally) in the lender’s title insurance policy delivered to the originator of the Mortgage Loan and either (A) which are referred to or otherwise considered in such title insurance policy or the appraisal made for the originator of the Mortgage Loan, or (B) which do not in the aggregate adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.   To Seller’s knowledge, with respect to each Cooperative Loan, the security instruments create a valid, enforceable and subsisting first priority security interest in the Cooperative Apartment securing the related Mortgage Note subject only to (a) the lien of the related cooperative for unpaid assessments representing the Mortgagor’s pro rata share of payments for a blanket mortgage, if any, current and future real property taxes, insurance premiums, maintenance fees and other assessments, and (b) other matters to which the collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided; provided, however, that (the related proprietary lease for the Cooperative Apartment may be subordinated or otherwise subject to the lien of a Mortgage on the cooperative building.

(x)

The Mortgage Note and the related Mortgage are in proper form to constitute a legal, valid and binding obligation of the maker thereof in all material respects, enforceable in accordance with its terms, subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors, and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).  The Mortgage Note and the Mortgage have been duly and properly executed by such parties, the maker thereof had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage.  An obligor of the debt evidenced by the Mortgage Note is a natural person.  The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements in the Mortgage as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with.

(xi)

Seller has good title to, and the full right to transfer and sell, the Mortgage Loan and the Mortgage Note free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest including, to the knowledge of Seller, any lien, claim or other interest arising by operation of law.  All costs, fees and expenses incurred by Seller in making or closing the Mortgage Loan and recording the Mortgage were paid or will be paid by Seller, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

(xii)

Each Mortgage Loan is covered by an ALTA lender’s title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in paragraph (ix) (1), (2) and (3) above) to Seller, its successors and assigns, the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan.  Seller is the sole insured of such lender’s title insurance policy, such title insurance policy has been duly and validly endorsed to Purchaser or the assignment to Purchaser of Seller’s interest therein does not require the consent of or notification to the insurer and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement.  No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy.

(xiii)

There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration, except for any Mortgage Loan Payment which is not late by more than one payment period, and Seller has not waived any default, breach, violation or event permitting acceleration.

(xiv)

All improvements which were included for purposes of determining the Appraised Value were completed at the time such Mortgage Loan was originated.  To Seller’s knowledge, all material improvements subject to the Mortgage, lie wholly within the boundaries and building restrictions lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties materially encroach upon the Mortgaged Property, except those which are insured against by the title insurance policy referred to in paragraph (xii) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances.

(xv)

The Mortgage Loan was originated by Seller (or the corporate predecessor of Seller), and at the time of each such origination of such Mortgage Loan, Seller was a mortgagee approved by the Secretary of Housing and Urban Development (the “Secretary”) pursuant to Sections 203 and 211 of the National Housing Act. Each such Mortgage Loan was underwritten generally in accordance with the Underwriting Guide as in effect at the time of origination.  The Mortgage contains the usual and customary provision of Seller, if any, in the applicable jurisdiction at the time of origination for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the Mortgagee thereunder.

(xvi)

The Mortgaged Property at origination or acquisition was and, to Seller’s knowledge, is free of material damage and waste and at origination there was, and to Seller’s knowledge there is no proceeding pending for the total or partial condemnation thereof.

(xvii)

The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby.

(xviii)

If the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves as named in the Mortgage, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee’s sale or attempted sale after default by the Mortgagor.

(xix)

With respect to the Mortgage Loan, there is an appraisal on a FHMA-approved form (or a narrative residential appraisal) of the related Mortgaged Property that conforms to the applicable requirements of the Financial Institutions Reform Recovery and Enforcement Act and that was signed prior to the approval of such Mortgage Loan application by a qualified appraiser, appointed by Seller or the originator of such Mortgage Loan, as appropriate, who has no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Mortgage Loan.

(xx)

The Mortgage Loan contains no “subsidized buy down” or graduated payment features.  Such Mortgage Loan does not have a shared appreciation feature, or other contingent interest feature.  Further, no more than five percent (5%) of the Mortgage Loans were originated under an employer relocation program.

(xxi)

The Mortgaged Property has a single-family (one to four unit) dwelling residence erected thereon, or is an individual condominium unit in a condominium, or a Cooperative Apartment or an individual unit in a planned unit development or in a de minimis planned unit development as defined by Fannie Mae.  No such residence is a manufactured dwelling or a mobile home.

(xxii)

Except as set forth on the Mortgage Loan Schedule, the Mortgage Loan is not a Convertible Mortgage Loan.  The Mortgage Loan does not provide for negative amortization.

(xxiii)

The Mortgage Loan does not have an original term in excess of thirty (30) years.

(xxiv)

If the Mortgage Loan is a Cooperative Loan, (a) there is no provision in any proprietary lease which requires the Mortgagor to offer for sale the cooperative shares owned by such Mortgagor first to the cooperative, (b) there is no prohibition in the proprietary lease against pledging the cooperative shares or assigning the proprietary lease, (c) to Seller’s knowledge, the Cooperative Apartment is lawfully occupied under applicable law, and (d) to Seller’s knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Cooperative Apartment and the related project have been made or obtained from the appropriate authorities.

(xxv)

To Seller’s knowledge, there has been no fraud, dishonesty, misrepresentation error, omission or deceit on the part of the Mortgagee or any Mortgagor or any third party in connection with the Mortgage Loan (including the application, processing, appraisal and origination) which would cause a material economic loss to Purchaser, including, but not limited to, material misrepresentation of such Mortgagor’s income, funds on deposit or employment.

(xxvi)

There are no mechanics’ or similar liens or claims which have been filed for work, labor, or material (and no rights are outstanding that under law could give rise to such lien) affecting the Mortgaged Property which are, or may be, liens prior or equal to, or coordinate with, the lien of the related Mortgage and there are no delinquent tax or assessment liens against the Mortgaged Property.

(xxvii)

The origination and collection practices used by Seller with respect to each Mortgage Note and Mortgage have been in all material respects legal, proper and prudent in the mortgage origination and servicing business.  No escrow deposits or Escrow Payments or other charges or payments due Seller have been capitalized under any Mortgage or the related Mortgage Note. With respect to escrow deposits and Escrow Payment, if any, all such payments are in the possession of, or under the control of, Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  Further, Seller has in place, with respect to each Mortgage Loan, a life-of-loan tax service contract that is transferable to Purchaser, or its designee.  With respect to Adjustable Rate Mortgage Loans, all Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note.  Any interest that has been required to be paid on the escrow deposits pursuant to state and local law has been properly paid and credited.

(xxviii)

All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same including certificates of occupancy, have been made or obtained from the appropriate authorities.  Further, except as set forth on the Mortgage Loan Schedule, the Mortgaged Property is lawfully occupied as the Mortgagor’s primary residence.

(xxix)

Except for the absence of recording information, the Assignment of Mortgage is in recordable form and is acceptable, for recording under the laws of the jurisdiction in which the Mortgaged Property is located.  The sale of the Mortgage Note and the Mortgage as and in the manner contemplated by this Agreement is sufficient fully to transfer to the Purchaser all right, title, and interest of the Seller thereto as note holder and mortgagee.  The Mortgage has been duly assigned and the Mortgage Note has been duly endorsed.  The endorsement of the Mortgage Note, the delivery to the Purchaser of the endorsed Mortgage Note and such Assignment of Mortgage, and the delivery of such Assignment of Mortgage for recording to, and the due recording of such Assignment of Mortgage in, the appropriate public recording office in the jurisdiction in which the Mortgaged Property is located are sufficient to permit the Purchaser to avail itself of all protection available under applicable Law against the claims of any present or future creditors of the Seller, and are sufficient to prevent any other sale, transfer, assignment, pledge, or hypothecation of the Mortgage Note and Mortgage by Seller from being enforceable.

(xxx)

The Mortgage Note and Mortgage are on forms which Seller has in the past found to be generally acceptable to Fannie Mae.

(xxxi)

Seller has no knowledge of any litigation pending against the Mortgagor or Mortgaged Property that would be likely to materially and adversely affect the value of the Mortgage Loan.

(xxxii)

All parties which have had any interest in any Mortgage Loan or Mortgage (excluding the mortgagee), whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were (a) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (b)(i) organized under the laws of such state, or (ii) qualified to do business in such state, or (iii) a federal savings and loan association or national bank having principal offices in such state, or (iv) not deemed to be doing business in such state under applicable law.

(xxxiii)

The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers’ and Sailors’ Civil Relief Act of 1940.

(xxxiv)

The Seller has no knowledge of any toxic or hazardous substances affecting the Mortgaged Property or any violation of any local, state or federal environmental law, rule or regulation.  Seller has no knowledge of any pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue.

(xxxv)

Such Mortgage Loan is not being serviced pursuant to any agreement with a third party servicer or subservicer, except as disclosed to Purchaser on the Mortgage Loan Schedule.

(xxxvi)

The mortgagee with respect to such Mortgage Loan and the Mortgaged Property related thereto are not subject to any bankruptcy, insolvency, reorganization or moratorium, and Seller has no knowledge of any threatened bankruptcy, insolvency, reorganization or moratorium.

(xxxvii)

All of the terms of the Mortgage Note pertaining to interest rate adjustments, payment adjustments and adjustments of the outstanding principal balance are enforceable, all such adjustments have been properly made, including any required notices, and such adjustments do not and will not affect the priority of the Mortgage lien.

(xxxviii)

With respect to each Mortgage Loan, if applicable, the Seller has performed any and all escrow analysis of the Escrow Account required by applicable laws.  Any and all Escrow Account adjustments have been performed in accordance with applicable laws and customary servicing procedures.  All notices and statements, with respect to any Escrow Account, required by any such laws have been delivered to the Mortgagor and any other required Person.

(xxxix)

The Mortgage Loan bears interest at a rate as set forth in the Mortgage Loan Schedule, and monthly payments under the related Mortgage Note are due and payable on the first day of each month.

(xl)

Except for any Additional Collateral Mortgage Loans as identified on the Mortgage Loan Schedule, the Mortgage Note is not and has not been secured by any collateral, pledged account, or other security except the lien of the Mortgage, and the security interest of any applicable security agreement or chattel mortgage referred to above.

(xli)

The Additional Collateral Mortgage Loans are insured under the terms and provisions of the Surety Bond. The Surety Bond is in full force and effect with respect to each Additional Collateral Mortgage Loan subject to the limitations set forth therein and such Surety Bond will be enforceable by the Purchaser with respect to each Additional Collateral Mortgage Loan.

(xlii)

Any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage; and the secured principal amount, as consolidated, bears a single interest rate and single repayment terms.  The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

(xliii)

No selection procedure reasonably believed by the Seller to be adverse to the interests of the Purchaser was utilized in selecting the Mortgage Loans;

(xliv)

Except with respect to Additional Collateral Mortgage Loans, no Mortgage Loan has a Loan-To-Value Ratio in excess of 90%.  Except with respect to Additional Collateral Mortgage Loans, or as otherwise disclosed and agreed to on the Mortgage Loan Schedule, the portion of the unpaid principal balance of each Mortgage Loan which is in excess of 80% of the Appraised Value is and will be insured as to payment defaults under a Primary Mortgage Insurance Policy issued by a Primary Mortgage Insurer licensed to do business in the state in which the Mortgaged Property is located and acceptable to Fannie Mae as of the Closing Date, so as to reduce the Mortgagee’s exposure in accordance with the standards of Fannie Mae and applicable law.  All provisions of such Primary Mortgage Insurance Policy have been and are being complied with; such policy is valid and in full force and effect and all premiums due thereunder have been paid.  If the Mortgage is subject to a Primary Mortgage Insurance Policy, the Mortgagor is obligated under the Mortgage to maintain such insurance and pay all premiums and charges in connection therewith and the Mortgage Interest Rate for such mortgage Loan as set forth in the Mortgage Loan Schedule is net of any such insurance premium.  No premiums for such Primary Mortgage Insurance are paid by the mortgagee.  Further, the Mortgagor is required to make monthly Escrow Payments for all such premiums and charges.  To Seller’s knowledge, the current appraised value of such Mortgage Loan is not less than the Appraised Value at the time of origination of such Mortgage Loan;

(xlv)

Intentionally left blank.

(xlvi)

Intentionally left blank.

(xlvii)

Except as disclosed on the Mortgage Loan Schedule, principal payments, if applicable, on such Mortgage Loan commenced no more than sixty days after funds were disbursed in connection with such Mortgage Loan.  The Unpaid Principal Balance of all such Mortgage Loan as of the subject Cut-Off Date is as stated in the Mortgage Loan Schedule.

(xlviii)

Neither this Agreement nor any statement, report, form, or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

(xlix)

No Mortgage Loan was made by the mortgagee for construction or Rehabilitation of a Mortgaged Property or to facilitate the trade-in or exchange of a Mortgaged Property.  Further, to Seller’s knowledge, the Mortgagor did not use the proceeds of the Mortgage Loan for the construction or Rehabilitation of the Mortgaged Property.

(l)

Each Mortgage Loan complies in all material respects with all the terms, conditions and requirements of Seller’s Underwriting Guide.

(li)

The Mortgage Loans were originated with full, alternative or reduced documentation.

(lii)

As to any Additional Collateral Mortgage Loan, such Mortgage Loan is secured by a perfected first priority security interest in the related Additional Collateral.

(liii)

As to any Additional Collateral Mortgage Loan, the applicable Pledge Agreement is in place, is genuine and is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors.

(c)

The representations and warranties set forth in Sections 5(a) and 5(b) as to each Mortgage Loan shall survive the sale of such Mortgage Loan  to Purchaser until such Mortgage Loan is paid in full, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination of any Mortgage File.  If Purchaser discovers a breach of any of the foregoing representations and warranties that materially and adversely affects the interests of Purchaser in any Mortgage Loan, Purchaser shall give prompt written notice to Seller (and in any event within ten (10) days of its discovery thereof).  Such notice shall state the nature and the basis of the breach and, to the extent determinable, a reasonable estimate of the amount thereof.  Seller shall have a period of sixty (60) days from its receipt of notice of any such breach within which to correct or cure such breach.  [If any such breach cannot be corrected or cured within such sixty-day period, the Seller shall repurchase such Mortgage Loan.  If such breach is discovered within six (6) months of the related Closing Date, then such repurchase shall be at a price equal to the sum of (i) the product of  (I) the Assumed Principal Balance of the Mortgage Loan multiplied by (II) the Purchase Price Percentage plus (ii) accrued interest on such Assumed Principal Balance at the Mortgage Loan Remittance Rate from the date to which interest on such Assumed Principal Balance at the Mortgage Loan Remittance Rate has last been paid and distributed to Purchaser to the date of repurchase.  If the breach is discovered after the six (6) month period following the related Closing Date, such repurchase shall be at a price equal to (i) the Assumed Principal Balance of the Mortgage Loan plus (ii) accrued interest on such Assumed Principal Balance at the Mortgage Loan Remittance Rate from the date to which interest on such Assumed Principal Balance at the Mortgage Loan Remittance Rate has last been paid and distributed to Purchaser to the date of repurchase.]  Any such repurchase shall be accomplished by deposit in the Custodial Account of the amount of the repurchase price, after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account.  The Purchaser agrees to reassign all its rights, title and interest in any repurchased Mortgage Loan, including in the related Mortgage File, to Seller and to prepare and record, at Seller’s expense, any reassignment of the related Mortgage.

As to any Deleted Mortgage Loan, in lieu of repurchase thereof as provided above, Seller and Purchaser may agree to permit Seller to substitute a Qualified Substitute Mortgage Loan or Loans.  If so agreed, Seller shall effect such substitution by delivering to Purchaser for such Qualified Substitute Mortgage Loan or Loans the Mortgage Note, the Mortgage, the Assignment and such other documents and agreements as are required by Section 3(b).  Seller shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution.  Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution will be retained by Seller.  For the month of substitution, distribution to Purchaser will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and Seller shall thereafter be entitled to retain all amounts subsequently received by Seller in respect of such Deleted Mortgage Loan.  Seller shall give written notice to Purchaser that such substitution has taken place and shall amend the related Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan.  Upon such substitution, each Qualified Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan, as of the date of substitution, the covenants, representations and warranties set forth in Sections 5(a) and 5(b) hereof.  Purchaser shall promptly effect the reconveyance of such Deleted Mortgage Loan to Seller free and clear of any liens or other matters arising by, through or under the Purchaser.

For any month in which Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, Seller will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate outstanding principal balance of all such Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution).  The amount of such shortfall shall be distributed by Seller in the month of substitution.  Accordingly, on the date of such substitution, Seller will deposit from its own funds into the Custodial Account an amount equal to the amount of such shortfall in accordance with the Master Servicing Agreement.

As to a breach of the foregoing representations set forth in Section 5(a) or 5(b), if at Purchaser’s option, Seller does not cure any such breach, Seller does not repurchase such Mortgage Loan or provide a Qualified Substitute Mortgage Loan as hereinafter provided, then Seller shall indemnify, defend, protect and hold harmless Purchaser from and against all losses, damages, liabilities, actions, suits, proceedings, demands, assessments, adjustments, costs and expenses (including reasonable attorneys’ fees and expenses) incurred by Purchaser as a result of or arising from such breach of the foregoing representations and warranties of the Seller set forth in this Agreement.  To the extent that the indemnification arises from or involves issues related to good title to any Mortgaged Property, the Purchaser agrees to reassign to Seller the right to pursue remedies under the related title insurance policy.

Further, in addition to such cure, repurchase and substitution obligations set forth in this Section 5(c), Seller shall indemnify, defend, protect and hold harmless Purchaser from and against all losses, damages, liabilities, actions, suits, proceedings, demands, assessments, adjustments, costs and expenses (including reasonable attorneys’ fees and expenses) incurred by Purchaser as a result of or arising from such breach of the foregoing representations and warranties of the Seller set forth in this Agreement.  To the extent that the indemnification arises from or involves issues related to good title to any Mortgaged Property, the Purchaser agrees to reassign to Seller the right to pursue remedies under the related title insurance policy.

The obligations of the Seller to cure, repurchase and indemnify, substitute, or indemnify provided for in this Section 5(c) shall (except as prohibited by law) be the exclusive remedies in any action seeking damages or any other form of monetary relief brought by Purchaser against Seller for any breach or violation of any representation or warranty in this Agreement or any covenant or agreement to be performed pursuant to this Agreement.  Purchaser shall not be entitled to indemnification under this Section 5(c) if and to the extent that such party’s claim for indemnification is directly or indirectly related to a breach by Purchaser of any representation, warranty, covenant or other agreement set forth in this Agreement.  Notwithstanding any other term of this Agreement, the Seller shall not be liable under this Section 5(c) with respect to any breach or violation of any representation or warranty in this Agreement or covenant or agreement to be performed pursuant to this Agreement for an amount which exceeds, as to any Mortgage Loan, the Purchase Price as to any Mortgage Loan.

(d)

Seller shall repurchase each Converted Mortgage Loan on or before the first day of the month immediately following the date of such conversion at a price equal to (i) the Assumed Principal Balance of the Mortgage Loan, plus (ii) accrued interest on such Assumed Principal Balance at the Mortgage Interest Rate from the date to which interest has last been paid and distributed to Purchaser to the date of repurchase.  Any such repurchase shall be accomplished by deposit into the Custodial Account of the amount set forth in the preceding sentence.  Purchaser shall promptly effect the reconveyance of such Converted Mortgage Loan to Seller free and clear of all liens or other matters arising by, through or under the Seller.

(e)

Except as specifically set forth in this Agreement, Seller makes no representations or warranties, express or implied, as to the collectability of the Mortgage Loans, the security therefor or the status of any Mortgagor or any other matter whatsoever concerning the Mortgage Loans or the Mortgage Files, including, without limitation, any documents related to Mortgage Loans or the origination of the Mortgage Loans. Any prior representation or statements, whether oral or written, as to the Mortgage Loans or any matter related thereto are merged herein and any such representations or statements not specifically included in this agreement are hereby withdrawn by Seller, and Purchaser acknowledges that it is not relying on them.

(f)

In addition to, but not in limitation of, the Seller’s repurchase obligations set forth in Section 5(c), the Seller shall repurchase, at the repurchase price set forth in this Section 5(c), any Mortgage Loan sold to Purchaser pursuant to this Agreement within twenty (20) business days of receipt of written notice from the Purchaser if the first Due Date for a Mortgage Loan subsequent to the Cut-off Date a Mortgagor fails to make the first payment due under the terms of the Mortgage Note and Mortgage within thirty (30) days of the Due Date.

(g)

In the event that the Unpaid Principal Balance due on a Mortgage Loan is paid in full within thirty (30) days of the related Closing Date due to a refinancing of the Mortgage Loan by the Seller, the Seller shall reimburse the Purchaser the difference between the (i) product of the Assumed Principal Balance of the Mortgage Loan as of the related Closing Date multiplied by the Purchaser Price Percentage and (ii) the Assumed Principal Balance as of the related Closing Date, by wire transfer into the Custodial Account by Purchaser on the Remittance Date following the refinancing date, unless otherwise agreed to by Seller and Purchaser.

Section 6.

Representations, Warranties and Agreements of Purchaser.

(a)

Purchaser, without conceding that any Mortgage Loans are securities, hereby makes the following representations, warranties and agreements, which shall have been deemed to have been made as of the respective Closing Date:

(i)

Purchaser is acquiring the Mortgage Loans for its own account only and not for any other Person.

(ii)

Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans.

(iii)

Purchaser has been furnished with all information regarding the Mortgage Loans which it has requested.

(iv)

Neither Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Mortgage Loan, any interest in any Mortgage Loan or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Mortgage Loan, any interest in any Mortgage Loan or any other similar security from, or otherwise approached or negotiated with respect to any Mortgage Loan, any interest in any Mortgage Loan or other similar security with, any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the “Securities Act”), or that would render the disposition of any Mortgage Loan a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any Person to act, in such manner with respect to the Mortgage Loans.

(b)

Purchaser represents and warrants to Seller that as of the date hereof, as of the date of each respective Purchase Price and Terms Letter as of each respective Closing Date (or as of such other date or dates as may be expressly set forth below):

(v)

Purchaser is duly organized, validly existing and in good standing as a corporation under the laws of Maryland.  Purchaser has full power and authority (corporate and otherwise) to enter into and perform its obligations under the Program Documents.

(vi)

This Agreement, and the Master Servicing Agreement and the Custodial Agreement each has been duly authorized, executed and delivered by Purchaser, and each constitutes the legal, valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms.

(vii)

As of the date of the respective Purchase Price and Terms Letter and as of the respective Closing Date, the Purchase Price and Terms Letter has been duly authorized, executed and delivered by Purchaser, and the Purchase Price and Terms Letter constitutes the legal, valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, liquidation, moratorium, reorganization or other similar laws affecting the rights of creditors generally or by general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

(viii)

Neither the delivery of the related Purchase Price to Seller, nor the purchase of the Mortgage Loans by Purchaser, nor the execution or delivery of the related Program Documents, nor the consummation of any of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, will result in the breach of any term or provision of the charter or by-laws of Purchaser, or conflict with, result in a breach, violation or acceleration of or constitute a default under a material term of any indenture or other agreement or instrument to which Purchaser is a party or by which Purchaser is bound or any statute, order or regulation or any court, regulatory body, administrative agency, governmental body or arbitrator.

(ix)

There are no actions, proceedings or investigations pending or, to Purchaser’s knowledge, threatened against Purchaser that, either in any one instance or in the aggregate, could draw into question the validity of any of the Program Documents or prevent the consummation of any of the Transactions.

(x)

No consent, approval, authorization or order of any court, regulatory body, administrative agency, governmental body or arbitrator is required for the execution or delivery by Purchaser of any of the Program Documents, the performance by Purchaser of its obligations hereunder or the consummation by Purchaser of any of the Transactions.

(xi)

Purchaser has not dealt with any broker, investment banker, agent or other person, except Seller and its Affiliates, who may be entitled to any commission or compensation in connection with the purchase of the Mortgage Loans.

Section 7.

Servicing Obligations of Seller.

From and after each Closing Date, Seller will service and administer each Mortgage Loan purchased on such Closing Date pursuant to the terms of the Master Servicing Agreement for the benefit of Purchaser, as the initial “Purchaser” thereof, and such Mortgage Loan will be deemed to be added to the “MSA Mortgage Loan Schedule” under the Master Servicing Agreement.

Section 8.

Intention of the Parties.

With respect to each Transaction, it is the intention of the parties that Purchaser is purchasing, and Seller is selling, interests in the related Mortgage Loans and not a debt instrument of Seller or any other security.  Accordingly, the parties each intend to treat each Transaction for federal income tax purposes as a sale by Seller, and a purchase by Purchaser, of the related Mortgage Loans.

Section 9.

Costs.

Seller shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys and those expenses incurred in connection with the transfer and delivery by Seller of the Mortgage Loans pursuant hereto.  The fees and expenses due under the Master Servicing Agreement, the fees and expenses of the Purchaser’s Custodian and Purchaser’s brokers’ and attorneys’ fees and expenses, shall be paid by Purchaser.

Section 10.

Further Agreements of Seller.

Seller and Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements, and take such actions, as may be necessary or approximate to effectuate the purposes of this Agreement.

Section 11.

Mandatory Delivery.

The sale and delivery on any Closing Date of the Mortgage Loans described on the related Mortgage Loan Schedule is mandatory from and after the date of the execution of the related Purchase Price and Terms Letter.

Section 12.

Termination.

Either Seller or Purchaser may terminate this Agreement as to future Transactions upon notice to the other party, but no such termination shall affect any Transaction previously consummated or with respect to which sale and delivery is mandatory pursuant to Section 11, or the rights and obligations of Seller and Purchaser with respect thereto under the Program Documents.

Section 13.

Seller’s Right to Bid on Sale of Mortgage Loans.

In the event Purchaser desires to sell any of the Mortgage Loans, Purchaser shall request that Seller make an offer to purchase such Mortgage Loan.  If within two (2) Business Days after such request is made, Seller fails to make an offer to purchase the Mortgage Loan(s), Purchaser may sell the Mortgage Loan(s) to another person, provided, that Purchaser shall include Seller on its list of parties to whom notice of a bid for such Mortgage Loan is delivered.  In the event that Seller, within such two (2) Business Day period, makes an offer to purchase the Mortgage Loan(s), Purchaser may reject such offer but shall include Seller on its list of parties to whom notice of a bid for such Mortgage Loan is delivered; provided, that Purchaser shall have no obligation to sell such Mortgage Loan to Seller.

Section 14.

Severability Clause.

Any part, provisions, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdictions, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 15.

Waivers.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

Section 16.

Survival.

Each party agrees that the representations, warranties and agreements made by such party herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on the other party’s behalf.

Section 17.

Successors and Assigns; Assignment of Purchase Agreement.

This Agreement shall bind and inure to the benefit of and be enforceable by Seller and Purchaser and the respective successors and assigns of Seller and Purchaser; provided that this Agreement cannot be assigned, pledged or hypothecated by Seller or Purchaser to a third party without the consent of the other party, which consent shall not be unreasonably withheld or delayed, except that either party may assign this Agreement without the consent of the other party to any Affiliate having a net worth of not less than $15,000,000 or to a trust or other such entity as part of a securitization of the Mortgage Loans; provided, further, that no novation shall occur as a result of any such assignment (whether or not such consent is received).  Purchaser acknowledges that the assignment of any or all of its rights under this Agreement without the consent of the Surety Bond  Issuer may affect, impair or eliminate the insurance provided by the Surety Bond to the extent set forth therein.  No assignment shall relieve the Assignor from any accrued liability hereunder without the consent of the other party hereto.

Section 18.

Notices.

Any notices or consents other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been duly given if personally delivered, sent by overnight courier, or mailed by registered mail, postage prepaid, and return receipt requested, or transmitted by telex or telegraph and confirmed by a similar mailed writing, or otherwise received, if to Purchaser, addressed to Purchaser at 119 East Marcy Street, Santa Fe, New Mexico 87501, Attention: Deborah Burns, or to such other address as Purchaser may designate in writing to Seller, and, if to Seller, addressed to Seller at 2500 Lake Cook Road, Riverwoods, IL 60015, Attention:  General Counsel, with a copy to the Vice President of Secondary Marketing, at the same address, or to such other address as Seller may have designated in writing to Purchaser.

Section 19.

Counterparts.

This Agreement may be executed in several counterparts, each of which shall constitute an original, but all of which together shall constitute one instrument notwithstanding that all parties are not signatories to the same counterparts.

Section 20.

Entire Agreement.

This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Agreement and supersedes any prior agreement and understandings with respect to those matters and transactions; provided, however, that this Agreement shall not be deemed to supersede any other Program Document or any agreement, instrument or other document executed in connection therewith.

Section 21.

Governing Law and Amendments.

This Agreement is to be governed by, and construed in accordance with, the internal laws (as compared to conflicts of law provisions) of the State of New York.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

Section 22.

Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 23.

General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other sender;

(ii)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(iii)

references herein to “Articles”, “Sections”, “Subsections”, Paragraphs” and other subdivisions without reference to a document are to be designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(iv)

a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(v)

the words “herein”, “hereof”, hereunder and other words of similar import refer to this Agreement as a whole and not to any particular provision;

(vi)

the terms “include” or “including” shall mean without limitation by reason of enumeration; and

(vii)

the term “to Seller’s knowledge” shall mean the actual knowledge of the representatives of the Seller involved in the transactions governed by this Agreement.

Section 24.

Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitations, (a) consents, waivers, and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 25.

Attorney-in-Fact.

Purchaser is hereby irrevocably appointed as Seller’s attorney-in-fact for the limited purpose of completing and recording Assignments of the Mortgages at Purchaser’s request, and is hereby granted express authority to complete such Assignments in the name of Purchaser and to record the same at Purchaser’s expense;  provided, however, that no such authority shall exist with respect to any Mortgage which is repurchased or replaced by a Qualified Substitute Mortgage Loan in accordance with the terms and conditions of this Agreement.  In the event that Purchaser has already recorded an Assignment with respect to a Mortgage Loan which is subsequently repurchased or replaced by a Qualified Substitute Mortgage Loan under this Agreement, Purchaser shall execute and record an additional Assignment assigning such Mortgage Loan back to Seller.

Section 26.

Confidentiality.

Purchaser and Seller will consult with each other regarding press releases or other public announcements related to this Agreement and the transactions contemplated hereby, and neither Purchaser nor Seller shall issue any such press release or announcement without the prior written consent of the other, except as otherwise required by applicable law.  Purchaser and Seller shall hold in confidence and shall not disclose to any Person the amount of the Purchase Price, the terms of the Purchase Price and Terms Letter or the Purchase Price Percentage, except (a) to any Governmental Authority with jurisdiction over Purchaser or Seller or any Affiliate of Purchaser or Seller or as otherwise required by applicable law, (b) as part of any filing to be made with any Governmental Authority, (c) in response to any subpoena or other legal process, (d) to any prospective successor or assign (subject to such Person entering into a comparable confidentiality agreement in favor of Purchaser and Seller) , or (e) to legal counsel, accountants and financial advisors of Purchaser or Seller or their Affiliates.  Purchaser agrees to treat all information provided to it by Seller regarding any Mortgagor in a manner consistent with federal or state laws regulating a customers’ right to privacy.

(Remainder of page intentionally left blank.)

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first set forth above.

THORNBURG MORTGAGE HOME LOANS, INC.

By:  /s/Deborah Burns

        Name:  Deborah Burns

       Title:  Secretary

MORGAN STANLEY DEAN WITTER CREDIT CORPORATION

By:  /s/David L. Bianucci

       Name:  David L. Bianucci
       Title:  Vice President

EXHIBIT 1

CONTENTS OF EACH MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items:

The documents specified in Section 3(b) of the Agreement.

Copy of survey of the Mortgaged Property, if any.

Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, homes association declarations, etc.

Evidence of property insurance policy and endorsement and, if required by law, evidence of flood insurance policy and endorsement.

Closing statement.

Loan application.

Verification of acceptable evidence of source and amount of down payment, if any.

Appraisal report, if any.

All other papers and records received by Seller to document the Mortgage Loan.

In addition to the above, with respect to each Cooperative Loan, the Mortgage File shall contain each of the following items:

1.

a copy of the proprietary lease;

2.

a copy of the recognition agreement:

3.

a copy of the security agreement;

4.

a copy of the assignment of proprietary lease;

5.

a copy of the cooperative stock certificate; and

6.

a copy of UCC- 1 Financing Statements.

EXHIBIT 2

FORM OF MASTER SERVICING AGREEMENT

(Attached)

EXHIBIT 3

INTENTIONALLY LEFT BLANK

EXHIBIT 4

UNDERWRITING GUIDE OF SELLER

(Attached)

EXHIBIT 5

FORM OF CERTIFICATE OF SELLER

I, ______________________, hereby certify that I am the duly elected ____________________ of Morgan Stanley Dean Witter Credit Corporation, a corporation organized under the laws of the State of Delaware (“Seller”), and further as follows:

1.

Attached hereto as Exhibit A is a true and correct copy of the certificate of incorporation of Seller which is in full force and effect on the date hereof.  There has been no amendments or modifications to the certificate of incorporation since                                   ,          . Attached hereto as Exhibit B is a true and correct copy of the by-laws of Seller which are in full force and effect on the date hereof.  There have been no amendments or modifications of the bylaws since ________  __, ____.  No event has occurred since _______ __, ____ that has affected the good standing of Seller under the laws of the State of Delaware.

2.

Each person who, as an officer or representative of Seller, signed (a) the Master Mortgage Loan Purchase Agreement, dated as of _______ between Thornburg Mortgage Home Loans, Inc. (“Purchaser”) and Seller ______ (the “Master Mortgage Loan Purchase Agreement”), (b) the Master Servicing Agreement, dated as of________________ _____, ________  between Seller and Purchaser (the “Master Servicing Agreement”), (c) the Custodial Agreement, dated as of_______ __, ____, by and among Seller, Purchaser and _____________________________ (the “Custodian”) (the “Custodial Agreement”), (d) any Warranty Bill of Sale executed by Seller (a “Warranty Bill of Sale”; the Master Mortgage Loan Purchase Agreement, the Master Servicing Agreement, the Custodial Agreement and each Warranty Bill of Sale are herein referred to, collectively, as the “Agreements”), (e) any of the Assignments (as defined in the Master Mortgage Loan Purchase Agreement) or (f) any other document delivered prior hereto or on the date hereof in connection with the purchase described in the Agreements, was, at the respective times of such signing and delivery, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

3.

The sale of the Mortgage Loans and the transactions contemplated by the Agreements are in the ordinary course of Seller’s business.

IN WITNESS WHEREOF, I have hereunto signed my name as of ________________ ____, ______________________.

___________________________

Secretary of Morgan Stanley

Dean Witter Credit Corporation

EXHIBIT 6

FORM OF ASSIGNMENT FOR ADDITIONAL COLLATERAL AGREEMENTS

ASSIGNMENT

Reference is made to the Master Mortgage Loan Purchase Agreement (the “Purchase Agreement”) dated as of ________ ____, ____, between Morgan Stanley Dean Witter Credit Corporation, as seller (“Seller”), and Thornburg Mortgage Home Loans, Inc., as purchaser (“Purchaser”), pursuant to which Seller is selling to Purchaser the Additional Collateral Mortgage Loans listed on the Mortgage Loan Schedule.  Capitalized terms used and not defined shall have the meanings assigned in the Purchase Agreement.

For good and valuable consideration, receipt of which is hereby acknowledged, Seller hereby sells, transfers, assigns, sets over and conveys to Purchaser without recourse all of Seller’s right, title and interest in and to each pledge agreement and control agreement securing any Additional Collateral Mortgage Loan listed on such Mortgage Loan Schedule.

IN WITNESS WHEREOF, the undersigned has caused this agreement to be duly executed this ____ day of ____________, ____.

MORGAN STANLEY DEAN WITTER CREDIT CORPORATION

By: ______________________________________

       Name:

       Title:

EXHIBIT 7

FORM OF BILL OF SALE

On this ___ day of____________ __, ____, Morgan Stanley Dean Witter Credit Corporation does hereby sell, transfer, assign, set over and convey to Thornburg Mortgage, Inc. (“Purchaser”), without recourse in accordance with the terms of that certain Master Mortgage Loan Purchase Agreement dated as  of________ __, _____, between Seller and Purchaser (as amended, modified, restated or supplemented from time to time, the “Purchase Agreement”; all capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement), all of the right, title and interest of Seller in and to each Mortgage Loan set forth on the Mortgage Loan Schedule attached hereto as Schedule I, including all interest and principal received by Seller on or with respect to each such Mortgage Loan after the Cut-off Date (other than payments of principal and interest due on such Mortgage Loan on or before the Cut-off Date), any related Mortgage Loan Documents and the related Mortgage Files.  Each Mortgage Loan set forth on the attached Mortgage Loan Schedule shall be subject to the Master Servicing Agreement from the date hereof, and Seller hereafter shall service and administer each such Mortgage Loan pursuant thereto for Purchaser as the “Owner” thereunder.

This Bill of Sale shall be governed by, and construed in accordance with the internal laws (as compared to conflicts of law provision) of the State of  New York.

MORGAN STANLEY DEAN WITTER CREDIT CORPORATION

By: _____________________________________

      Name:

      Title:

EXHIBIT 8

FORM OF BLOCK ACCOUNT AGREEMENT

[See Attached]

FORM OF BLOCKED ACCOUNT AGREEMENT

______ __, 199_

[SERVICER]

__________________
__________________
__________________

Attn:

[BANK]

__________________
__________________
__________________

Attn:

Re:

Collection Account Established by ______________ (“Servicer”) at _____ (the “Bank”) Pursuant to that Certain Servicing Agreement (as amended, supplemented or otherwise modified from time to time, the “Servicing Agreement”), dated __________, 2001, between Servicer and Thornburg Mortgage, Inc. and Thornburg Mortgage Home Loans, Inc. (“Borrowers”)

Ladies and Gentlemen:

We refer to the collection account established by the Servicer pursuant to the Servicing Agreement, at _______________ , ___________, _____, Account No. _____________, ABA# ____________ (the “Blocked Account”), which the Servicer maintains in the Servicer’s name in trust for the Borrowers.

The Servicer will, from time to time, deposit funds received in accordance with the Servicing Agreement into the Blocked Account.  Morgan Stanley Dean Witter Mortgage Capital Inc. (the “Lender”) has established a secured loan arrangement with the Borrowers.  By its execution of this letter, the Servicer acknowledges that the Borrowers have granted a security interest in all of the Borrowers’ right, title and interest in and to the Blocked Account and any funds from time to time on deposit therein, that such funds are received by the Servicer in trust for the benefit of Lender and, except as provided below, are for application against the Borrowers’ liabilities to Lender.

By the Servicer’s execution of this letter, it agrees: (a) that all funds from time to time hereafter in the Blocked Account are the property of the Borrowers held in trust for the benefit of the Lender and that unless and until the Servicer receives notice from the Lender that an event of default has occurred and is continuing under the Lender’s secured lending arrangement with the Borrowers (a “Notice of Event of Default”), the Servicer shall transfer funds from the Blocked Account in accordance with the Borrowers’ instructions; (b) that Servicer will not exercise any right of set-off, banker’s lien or any similar right in connection with such funds provided, that in the event any check is returned to the Servicer because of insufficient funds (or is otherwise unpaid) the Servicer shall be entitled to set off the amount of any such returned check; (c) that until the Servicer receives written notification from the Lender to the contrary, the Servicer will not withdraw (other than as expressly set forth in the Servicing Agreement or herein) or permit any person or entity to withdraw or transfer funds from the Blocked Account; and (d) that if the Servicer receives a Notice of Event of Default from the Lender, the Servicer shall not withdraw or permit the Borrowers to withdraw or transfer funds from the Blocked Account and shall cause or permit withdrawals from the Blocked Account in any manner as the Lender may instruct.

By the Bank’s execution of this letter, it agrees and acknowledges that this letter constitutes notice pursuant to Section 9302 of the California Commercial Code of the Lender’s security interest in the Blocked Account and such notice is intended to satisfy the requirements of such section.  The Bank further acknowledges that (a) it has not received notice from any other party (each a “Third Party”) of a Third Party’s interest in the Blocked Account and (b) it shall deliver prompt written notice to the Lender of its receipt of any notice from any Third Party of such Third Party’s interest in the Blocked Account.

All bank statements in respect to the Blocked Account shall be sent to the Borrowers with copies to:

Morgan Stanley Dean Witter Mortgage Capital Inc.
1585 Broadway
New York, New York 10036
Attention:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Kindly acknowledge your agreement with the terms of this agreement by signing the enclosed copy of this letter and returning it to the undersigned.

Very truly yours,

MORGAN STANLEY DEAN WITTER  MORTGAGE CAPITAL INC.

By:

     Title:

Agreed and acknowledged:

   as Servicer

By:

     Title:

Agreed and acknowledged:

   as Bank

By:

     Title:

EXHIBIT 9

FORM OF SERVICER NOTICE

[See Attached]

FORM OF SERVICER NOTICE

__________ __, 2001

[SERVICER], as Servicer
[ADDRESS]
Attention: ___________

Re:

Second Amended and Restated Master Loan and Security Agreement, dated as of February 22, 2001 (the “Loan and Security Agreement”), by and between Thornburg Mortgage, Inc. and Thornburg Mortgage Home Loans, Inc. (the “Borrowers”) and Morgan Stanley Dean Witter Mortgage Capital Inc. (the “Lender”)

Ladies and Gentlemen:

[SERVICER} (the “Servicer”) is servicing certain mortgage loans for the Borrowers pursuant to certain Servicing Agreements between the Servicer and the Borrowers.  Pursuant to the Loan Agreement between the Lender and the Borrowers, the Servicer is hereby notified that the Borrowers have pledged to the Lender certain mortgage loans which are serviced by Servicer which are subject to a security interest in favor of the Lender.

Upon receipt of a Notice of Event of Default from the Lender in which the Lender shall identify the mortgage loans which are then pledged to Lender under the Loan Agreement (the “Mortgage Loans”), the Servicer shall segregate all amounts collected on account of such Mortgage Loans, hold them in trust for the sole and exclusive benefit of the Lender, and remit such collections in accordance with the Lender’s written instructions.  Following such Notice of Event of Default, Servicer shall follow the instructions of Lender with respect to the Mortgage Loans, and shall deliver to Lender any information with respect to the Mortgage Loans reasonably requested by Lender.

Notwithstanding any contrary information which may be delivered to the Servicer by the Borrowers, the Servicer may conclusively rely on any information or Notice of Event of Default delivered by the Lender, and the Borrowers shall indemnify and hold the Servicer harmless for any and all claims asserted against it for any actions taken in good faith by the Servicer in connection with the delivery of such information or Notice of Event of Default.

Please acknowledge receipt of this instruction letter by signing in the signature block below and forwarding an executed copy to the Lender promptly upon receipt.  Any notices to the Lender should be delivered to the following address: 1585 Broadway, New York, New York 10036; Attention: Mr. Stephen Rudner, with a copy to Mr. Greg Walker; Telephone: (212) 761-2144; Facsimile: (212) 761-0747.

Very truly yours,

THORNBURG MORTGAGE, INC.

By:

     Name:

     Title:

THORNBURG MORTGAGE HOME LOANS, INC.

By:

     Name:

     Title:

ACKNOWLEDGED:

___________________________________, as Servicer

By:

Name:

Title:

Telephone:

Facsimile:

EXHIBIT C

Master Servicing Agreement

EXECUTION COPY

THORNBURG MORTGAGE HOME LOANS, INC.

Owner

and

MORGAN STANLEY DEAN WITTER CREDIT CORPORATION

Servicer

___________________________

MASTER SERVICING AGREEMENT

Dated as of  May 1, 2001

___________________________

Adjustable Rate, and Pledged Asset Mortgage Loans

Flow Delivery Program

TABLE OF CONTENTS

                                                                                                                                           Page

ARTICLE I  -   DEFINITIONS

1

Section 1.01. Defined Terms .

1

ARTICLE II  -  BOOKS AND RECORDS; TRANSFER OF MORTGAGE

                          LOANS

6

Section 2.01. Books and Records.

6

Section 2.02. Transfer of Mortgage Loans.

6

ARTICLE III  -  REPRESENTATIONS AND WARRANTIES OF

                         THE SERVICER

7

Section 3.01. Representations and Warranties of the Servicer.

7

ARTICLE IV  -  ADMINISTRATION AND SERVICING OF MORTGAGE

                          LOANS

8

Section 4.01. Role of the Servicer.

8

Section 4.02. Collection of Mortgage Loan Payments.

9

Section 4.03. Realization Upon Defaulted Mortgage Loans.

10

Section 4.04. Establishment of Custodial Accounts; Deposits in Custodial Accounts.

10

Section 4.05. Permitted Withdrawals From the Custodial Account.

12

Section 4.06. Establishment of Escrow Accounts; Deposits in Escrow Accounts.

12

Section 4.07. Permitted Withdrawals From Escrow Account.

13

Section 4.08. Transfer of Accounts.

13

Section 4.09. Payment of Taxes, Insurance and Other Charges; Maintenance of Primary
                     Insurance Policies; Collections Thereunder.

13

Section 4.10. Maintenance of Hazard Insurance.

14

Section 4.11. Maintenance of Mortgage Impairment Insurance Policy.

16

Section 4.12. Errors and Omissions Insurance.

16

Section 4.13. Title Management and Disposition of REO Property.

17

Section 4.14. Adjustments to Mortgage Interest Rates.

17

Section 4.15. Subservicing Agreements Between the Servicer and Subservicers.

17

Section 4.16. Successor Subservicers.

18

Section 4.17. Liability of the Servicer.

18

Section 4.18. No Contractual Relationship Between Subservicers and the Owner.

18

Section 4.19. Assumption or Termination of Subservicing Agreements.

19

Section 4.20. Servicing Accounts.

19

Section 4.21. Permitted Investments.

19

ARTICLE V  -  ADMINISTRATION AND SERVICING OF TRADING

                         ACCOUNTS

20

Section 5.01. The Servicer to Service Trading Accounts.

20

Section 5.02. Agreements with Respect to the Surety Bond.

20

ARTICLE VI  -  PAYMENTS TO OWNER

21

Section 6.01. Distributions.

21

Section 6.02. Statements to Owner.

22

Section 6.03. Monthly Advances by the Servicer.

22

Section 6.04. Compensating Interest.

23

ARTICLE VII  -  GENERAL SERVICING PROCEDURE

23

Section 7.01. Assumption Agreements.

23

Section 7.02. Satisfaction of Mortgages and Release of Mortgage Files.

23

Section 7.03. Servicing Compensation.

24

Section 7.04. Annual Statements as to Compliance.

24

Section 7.05. Owner’s Right to Examine the Servicer Records.

25

ARTICLE VIII  -  REPORTS TO BE PREPARED BY SERVICER

25

Section 8.01. The Servicer Shall Provide Information as Reasonably Required.

25

ARTICLE IX  -  THE SERVICER

26

Section 9.01. Indemnification; Third Party Claims.

26

Section 9.02. Merger or Consolidation of the Servicer.

26

Section 9.03. Limitation on Liability of the Servicer and Others.

27

Section 9.04. The Servicer Not to Resign.

27

ARTICLE X  -   DEFAULT

27

Section 10.01. Events of Default.

27

Section 10.02. Waiver of Defaults.

29

ARTICLE XI  -  TERMINATION

29

Section 11.01. Termination.

29

ARTICLE XII  - AGENCY TRANSFER; WHOLE LOAN TRANSFER;

                           PASS-THROUGH TRANSFER

30

Section 12.01. Removal of Mortgage Loans from Inclusion Under this

                       Agreement Upon an Agency Transfer, a Whole Loan Transfer

                      or a Pass-Through Transfer on One or More Reconstitution Dates.

30

ARTICLE XIII - MISCELLANEOUS PROVISIONS

31

Section 13.01. Successor to the Servicer.

31

Section 13.02. Amendment.

32

Section 13.03. Assignments.

32

Section 13.04. Assignment of Servicing Rights.

33

Section 13.05. Governing Law.

33

Section 13.06. Notices.

33

Section 13.07. Severability Provisions.

33

Section 13.08. Exhibits.

33

Section 13.09. General Interpretive Principles.

33

Section 13.10. Reproduction of Documents.

34

Section 13.11. Successors and Assigns.

34

Section 13.12. Counterparts.

34

Section 13.13. Non-Solicitation.

34

EXHIBIT A

FORM OF LIMITED POWER OF ATTORNEY

EXHIBIT B

FORM OF MONTHLY SERVICER REPORT

EXHIBIT C

DELINQUENCY REPORTING

MORTGAGE LOAN SERVICING AGREEMENT

This is a MASTER SERVICING AGREEMENT (this “AGREEMENT”), dated and effective as of May 1, 2001 and is by and between Thornburg Mortgage Home Loans, Inc., a Delaware corporation, as owner (“Owner”), and Morgan Stanley Dean Witter Credit Corporation, a Delaware corporation, as servicer (the “Servicer”).

PRELIMINARY STATEMENTS

Pursuant to a Master Mortgage Loan Purchase Agreement dated as of May 1, 2001 between Owner and Morgan Stanley Dean Witter Credit Corporation, a Delaware corporation (“Seller”) (as amended, modified restated or supplemented from time to time, the “Purchase Agreement”), Owner may purchase from Seller from time to time certain residential, first mortgage loans.  In order to facilitate the servicing of such mortgage loans by the Servicer, the Servicer and Owner have executed this agreement.

In consideration of the premises and the mutual agreements hereinafter set forth, Owner and the Servicer agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01

Defined Terms.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires shall have the following meaning specified in this Section (capitalized terms used and not otherwise defined herein shall have the respective meanings specified in the Purchase Agreement to the extent the same are defined therein):

“Agency Transfer”: The sale or transfer by the Owner of some or all of the Mortgage Loans to Fannie Mae or to Freddie Mac, retaining the Servicer as “servicer” thereunder.

“Agreement”:   This Master Servicing Agreement and all exhibits hereto, as the same may from time to time be amended, modified, restated or supplemented.

“Applicable Law”:  All applicable laws of any Governmental Authority, including, without limitation, federal, state and foreign securities laws, tax laws, tariff and trade laws, ordinances, judgments, decrees, injunctions, writs and orders or like actions of any Governmental Authority and rules, regulations, orders, interpretations, licenses, and permits of any federal, regional, state, county, municipal or other Governmental Authority.

“Collateral Base”:  With respect to any Mortgage Loan, the value of any Additional Collateral related to such Mortgage Loan, plus the value of the Mortgaged Property related to such Mortgage Loan.

“Condemnation Proceeds”:  All awards or settlements in respect of a taking of a partial or an entire Mortgaged Property by exercise of the power of eminent domain or condemnation.

“Eligible Account”:  An account that is (i) maintained at a depository institution the short-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the short-term debt obligations of such parent holding company) of which have been rated by each Rating Agency in one of its two highest short-term rating categories at the time of the deposit therein, or (ii) a trust account maintained with a corporate trust department of a federal or state chartered depository institution or trust company, which institution is acting in its fiduciary capacity.

“Escrow Account”:  The separate trust account or accounts created and maintained pursuant to Section 4.06 which shall be entitled  “Morgan Stanley Dean Witter Credit Corporation, as Servicer, in trust for Owner and various Mortgagors,” or such other title as is requested by Owner.

“Escrow Payments”:  The amounts constituting ground rents, taxes, assessments, water charges, sewer rents, mortgage insurance premiums, property insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

“Event of Default”:  Any one of the conditions or circumstances enumerated in Section 10.01.

“Fannie Mae”:  The Federal National Mortgage Association or any successor thereto.

“Freddie Mac”:  The Federal Home Loan Mortgage Corporation or any successor thereto.

“Governmental Authority”:  Any nation or government (including any state or other political subdivision of either thereof) and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Insurance Proceeds”:  Proceeds of any Primary Mortgage Insurance Policy, title policy, hazard policy or other insurance policy covering a Mortgage Loan, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account.

“Liquidation Proceeds”:  Amounts, other than Insurance Proceeds and Condemnation Proceeds, received by the Servicer in connection with the liquidation of a defaulted Mortgage Loan through a trustee’s sale, foreclosure sale or otherwise (including, but not limited to, amounts received with respect to an Additional Collateral Pledge Agreement), other than amounts received following the acquisition of REO Property pursuant to Section 4.11.

“Loan Amount”:  With respect to any Mortgage Loan at any time, the outstanding principal balance of such Mortgage Loan at such time.

“Loan Documents”:  With respect to any Mortgage Loan, the Mortgage Note, Mortgage, and/or any other documents executed by Mortgagor and delivered to the Servicer evidencing or securing the Mortgage Loan.

“Monthly Advance”:  The aggregate of the advances made by the Servicer on any Remittance Date pursuant to Section 6.03.

“Moody’s”:  Moody’s Investors Service, Inc. or its successor in interest.

“Mortgage Loan”:  An individual Mortgage Loan, including but not limited to all documents included in the Mortgage File, Monthly Payments, Principal prepayments, insurance proceeds, condemnation proceeds, liquidation proceeds, and any and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, and which is the subject of this Agreement.  Each Mortgage Loan set forth on the Mortgage Loan Schedule attached to a Warranty Bill of Sale will initially be subject to this Agreement, commencing on the respective Closing Date for the related Transaction.

“MSA Mortgage Loan Schedule”:  Collectively, a schedule comprised of all Mortgage Loans subject to servicing under this Agreement, but excluding all Mortgage Loans assumed or transferred by Owner, or otherwise no longer subject to servicing under this Agreement.

“Officer’s Certificate”:  A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President, Vice President, or an Assistant Vice President of the Servicer, and delivered to Owner as required by this Agreement.

“Owner”: Thornburg Mortgage Home Loans, Inc. and any permitted successor or assignee.

“Pass-Through Transfers”: The sale or transfer of some or all of the Mortgage Loans by the Owner to a trust or other entity to be formed as part of a publicly issued or privately placed, rated or unrated, pass-through or other mortgage-backed securities transaction retaining the Servicer as servicer or sub-servicer thereunder.

“Permitted Investment”:   Any one or more of the following:

(i)

direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii)

repurchase obligations (the collateral for which is held by a third party) with respect to any security described in clause (i) above, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each of the Rating Agencies in one of its two highest rating categories;

(iii)

certificates of deposit, time deposits, demand deposits and bankers’ acceptances of any bank or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia, provided that the short-term commercial paper of such bank or trust company at the date of acquisition thereof has been rated by each of the Rating Agencies in its highest rating;

(iv)

money market funds rated by each of the Rating Agencies in its highest short-term debt rating category;

(v)

commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof or the District of Columbia which on the date of acquisition has been rated by each of the Rating Agencies in its highest short-term rating category; and

(vi)

any other obligation or security acceptable to each of the Rating Agencies (as certified by a letter from each of the Rating Agencies to Owner) in respect of mortgage pass through certificates rated in one of its two highest rating categories;

provided, that with the exception of U.S. Treasury Strips, no such instrument shall be a Permitted Investment if such instrument evidences either (a) the right to receive interest only payments with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the principal and interest payments with respect to such instruments provide a yield to maturity exceeding 120% of the yield to maturity at par of such underlying obligation.

“Prepayment Interest Shortfall”:  With respect to any Remittance Date and any Mortgage Loan that was the subject of a partial or full principal prepayment during the related Principal Prepayment Period, an amount equal to one month’s interest at the Mortgage Loan Remittance Rate on the amount of such principal prepayment less the amount of interest (adjusted to the Mortgage Loan Remittance Rate) paid by the Mortgagor in respect of such principal prepayment.

“Principal Prepayment Period”:  As to any Remittance Date, the calendar month preceding the month of distribution.

“Rating Agency”:  Either of Standard & Poor’s and Moody’s.

“Reconstitution Agreements”: The agreement or agreements entered into by the Owner, the Servicer, Fannie Mae or Freddie Mac or certain third parties on the Reconstitution Date(s) with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Pass-Through Transfer, an Agency Transfer or a Whole Loan Transfer as set forth in Section 12.01.  Such agreement or agreements shall prescribe the rights and obligations of the Servicer in servicing the related Mortgage Loans and, if applicable, shall provide for servicing compensation to the Servicer (calculated on a weighted average basis for all the related Mortgage Loans as of the Reconstitution Date), net of any guarantee fees due Fannie Mae or Freddie Mac, if applicable, at least equal to the Servicing Fee due the Servicer in accordance with this Agreement or the servicing fee required pursuant to the Reconstitution Agreement, whichever is less.  The form of relevant Reconstitution Agreement to be entered into by the purchaser and/or master servicer or trustee and the Servicer with respect to an Agency Transfer shall be those forms required by Fannie Mae and Freddie Mac with respect thereto.  The form of relevant Reconstitution Agreement to be entered into by the purchaser and/or master servicer or trustee and the Servicer with respect to Pass-Through Transfers and Whole Loan Transfers shall be reasonably satisfactory in form and substance to the purchaser and the Servicer (giving due regard to any rating or master servicing requirements) and the representations and warranties and servicing provisions contained therein shall be substantially similar to those contained in this Agreement, unless otherwise mutually agreed by the parties.

“Reconstitution Date”:  The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of an Agency Transfer, Whole Loan Transfer or Pass-Through Transfer pursuant to Section 12.01 hereof.  On such date, the Mortgage Loans transferred shall cease to be covered by this Agreement and the Servicer shall cease to service such Mortgage Loans under this Agreement.

“Record Date”:  The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

“REMIC”: A real estate mortgage investment conduit, as such term is defined by the Internal Revenue Code of 1986, as amended.

“Remittance Date”:  The 18th day of any month or, if such 18th day is not a Business Day, the first Business Day immediately following such 18th day.

“REO Disposition”:  The final sale by the Owner of any REO Property.

“REO Property”:  A Mortgaged Property acquired by the Servicer on behalf of Owner as described in Section 4.13.

“Servicing Advances”:  All customary, reasonable and necessary “out of pocket” costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) paying taxes and insurance with respect to the Mortgaged Property, (iii) enforcement or judicial proceedings, including foreclosures, bankruptcies and defense of claims relating to the Mortgages and Mortgaged Property, and (iv) the management and liquidation of the REO Property.

“Servicing Fee”:  With respect to any Mortgage Loan and any Remittance Date, the fee payable monthly to the Servicer pursuant to Section 7.03.

“Servicing Officer”:  Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to Owner upon request, as such list may from time to time be amended.

“Standard & Poor’s”:  Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc., or its successor in interest.

“Subservicer”: Any person with which the Servicer has entered into a Subservicing Agreement and which meets the qualifications of a Subservicer pursuant to Section 4.15.

“Subservicing Account”:  An account established by a Subservicer which meets the requirements set forth in Section 4.20 and is otherwise acceptable to the Servicer, and which must be an Eligible Account.

“Subservicing Agreement”:  The written agreement between the Servicer and a Subservicer relating to the servicing and administration of the Mortgage Loans as provided in Section 4.15.

“Surety Agreement”:  The Surety Bond Reimbursement Agreement dated March 17, 1999 between the Surety Bond Issuer and the Servicer pursuant to which the Surety Bond Issuer has issued the Surety Bond, as the same may be amended, modified, restated or supplemented from time to time.

“Surety Bond”:  The limited purpose Surety Bond, dated March 17, 1999, issued by the Surety Bond Issuer in favor of the Servicer, as the same may be amended, modified, restated or supplemented from time to time.

“Surety Bond Issuer”:  Ambac Assurance Corporation or its successors.

“Whole Loan Transfers”: Any sale or transfer of some or all of the Mortgage Loans by the Owner to a third party, which sale or transfer is not a Pass-Through Transfer and which may be in a Whole Loan or participation format pursuant to a Reconstitution Agreement.

ARTICLE II

BOOKS AND RECORDS; TRANSFER OF MORTGAGE LOANS

Section 2.01

Books and Records.

The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans, which shall be appropriately identified in the Servicer’s books and records to clearly reflect the ownership of the Mortgage Loans by Owner, and subsequent assignments and transfers of the Mortgage Loans pursuant to Section 2.02 hereof.  At the request of Owner, the Servicer shall promptly deliver to Owner an MSA Mortgage Loan Schedule setting forth all Mortgage Loans that the Servicer then services and administers for Owner under this Agreement; provided, however, that the information contained on such MSA Mortgage Loan Schedule may be as of the Closing Date for each respective Mortgage Loan and may consist of the Mortgage Loan Schedule(s) attached to the Bill(s) of Sale for such Mortgage Loans, with manual deletions or additions thereto or other revisions thereof.

Section 2.02

Transfer of Mortgage Loans.

Owner may assign, sell or transfer (each, a “Transfer”) any of Owner’s interest in and to any of the Mortgage Loans to any institutional investor (a “Permitted Transferee”), subject in each case to the rights of the Servicer under the provisions of this Agreement (including, without limitation, the right of the Servicer to continue servicing such Mortgage Loans on the terms set forth herein), except that no such assignment, sale, transfer, pledge, hypothecation or encumbrance shall increase the Servicer’s liabilities or obligations or decrease the Servicer’s rights under this Agreement, and Owner shall remain fully liable for performance of all of its obligations as to the transferred Mortgage Loans.  As a condition precedent to any Transfer (in addition to the other conditions set forth herein), the Permitted Transferee shall enter into a servicing agreement with the Servicer in the form of this Servicing Agreement, but mutatis mutandis, and deliver such certificates and opinions as the Servicer may reasonably require.  Upon consummation of any Transfer, the MSA Mortgage Loan Schedule shall be amended by the Servicer to reflect such transfer.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE SERVICER

Section 3.01

Representations and Warranties of the Servicer.

The Servicer represents, warrants and covenants to Owner, as of the date of this Agreement and as of each Closing Date or as of such other date specified below, that:

(i)

The Servicer (a) is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, (b) has all licenses necessary to carry on its business as now being conducted, (c) has all material licenses and is qualified and in good standing under the laws of each state where a Mortgaged Property is located to the extent required under Applicable Law to effect such qualification, and (d) is in compliance with the laws of each such state to the extent necessary to permit the enforcement of Owner’s rights (either directly or through a Subservicer) under each Mortgage Loan and to permit the servicing of the Mortgage Loans in accordance with the terms of this Agreement.

(ii)

The Servicer has full power and authority to hold each Mortgage Loan, to service each Mortgage Loan, to execute and deliver this Agreement, and to enter into and consummate all transactions contemplated by this Agreement. The Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by Owner and the enforceability against Owner, constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, liquidation, moratorium, reorganization or other similar laws affecting the rights of creditors generally or by general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

(iii)

The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Servicer’s business and will not conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer’s certificate of incorporation or by-laws or any legal restriction or any material agreement or instrument to which the Servicer is now party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

(iv)

The Servicer is an approved seller/servicer for Fannie Mae or Freddie Mac in good standing and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 of the National Housing Act. No event has occurred that would render the Servicer unable to comply with Fannie Mae or Freddie Mac eligibility requirements or that would require notification to either Fannie Mae or Freddie Mac.

(v)

The Servicer has no reason or cause to believe that it cannot perform each covenant contained in this Agreement.

(vi)

There is no action, suit, proceeding or investigation pending or, to the Servicer’s knowledge, threatened, against the Servicer that, in the Servicer’s judgment, if determined adversely to the Servicer, would materially and adversely affect the validity or enforceability of this Agreement or the ability of the Servicer to perform its obligations hereunder in accordance with the terms hereof.

(vii)

No consent, approval, authorization or order of any court or Governmental Authority is required for the execution and delivery of this Agreement by the Servicer or for the performance by the Servicer of its obligations hereunder, other than any such consent, approval, authorization or order as has been obtained prior to the Closing Date.

The Servicer shall indemnify Owner and hold it harmless against any losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer’s representations and warranties contained in this Section 3.01.  It is understood and agreed that the obligations of the Servicer set forth in this Section 3.01 to indemnify Owner as provided above constitute the sole remedies of Owner respecting a breach of the foregoing representations and warranties.

ARTICLE IV

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01

Role of the Servicer.

The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and the normal and usual standards of practice of prudent mortgage lenders, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration that the Servicer may deem necessary or desirable and consistent with the terms of this Agreement.

Consistent with the terms of this Agreement, at the respective Mortgagor’s request or as required by Applicable Law, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if, in the Servicer’s reasonable and prudent determination, such waiver, modification, postponement or indulgence is consistent with industry practice and not materially adverse to Owner, including actions intended to maximize collections on such Mortgage Loan; provided, however, that, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of any principal or interest payments, change the outstanding principal amount, make future advances or extend the final maturity date on such Mortgage Loan without the prior approval of the Owner and further provided that the Servicer, in consultation with counsel, determines that such a change would not be treated as a “substantial modification” that would cause a deemed exchange under Section 1001(a) of the Code or applicable temporary or final regulations thereunder at any time when the Mortgage Loan is held by a REMIC or a grantor trust.  Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property.  If reasonably required by the Servicer, Owner shall, as necessary, promptly furnish the Servicer with such powers of attorney (a form of which is attached hereto as Exhibit A) as are necessary and appropriate and with such other documents as are necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

Notwithstanding any other provision in this Agreement or the Purchase Agreement to the contrary, in the case of any Mortgage Loan, if the Servicer has obtained the prior written approval of the Owner it may (a) waive any penalty, interest or any assumption fees, or other fees which may be collected in the ordinary course of servicing such Mortgage Loan, or (b) arrange with the Mortgagor for a deferred payment schedule for the payment of principal and interest due and unpaid, or (c) extend the maturity date, change the interest rate, or otherwise modify the terms of the Mortgage Loan.  Further, if such Mortgage Loan is an Additional Collateral Mortgage Loan, Servicer may release a portion of or all of the Additional Collateral related thereto provided that the release of such Additional Collateral is in accordance with the Additional Collateral Pledge Agreement.

In servicing and administering the Mortgage Loans, the Servicer shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to accepted mortgage servicing practices of prudent lending institutions and Owner’s reliance on the Servicer.  In servicing and administering the Mortgage Loans, the Servicer may permit any Governmental Authority to have access to and review and copy the files of the Servicer with respect to the Mortgage Loans, and Servicer is authorized to do whatever is necessary to comply with all Applicable Laws and the requirements of such Governmental Authority, including without limitation any required modifications of the Loan Documents.

Section 4.02

Collection of Mortgage Loan Payments.

Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer shall proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Mortgage Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans held for its own account.  Further, the Servicer will take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, property insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable and comparable to the collection procedures of prudent lending institutions.

Section 4.03

Realization Upon Defaulted Mortgage Loans.

The Servicer shall use its best efforts, consistent with the procedures that the Servicer would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties which secure Mortgaged Loans which come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01.  In addition, if an Additional Collateral Mortgage Loan becomes a defaulted Mortgage Loan, the Servicer shall us its best efforts available under the Loan Documents to realize upon the Additional Collateral pertaining to such Mortgage Loan, and any proceeds from the realization thereof (and not such Additional Collateral itself) shall be included in the related Liquidation Proceeds and deposited in the Custodial Account, net of any related Servicing Advances.  The Servicer shall use its best efforts to realize upon defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest by Owner, taking into account, among other things, the timing of foreclosure proceedings and any proceedings with respect to Additional Collateral.  The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property in excess of an aggregate of $2,000 during the life of the Mortgaged Loan, unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to Owner after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.05.  The Servicer shall obtain the prior approval of Owner for individual restoration expenses in excess of $2,000.

In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall reasonably deem to be in the best interest of the Owner. In the event that any payment due under any Mortgage Loan remains delinquent for a period of 90 days or more, the Servicer shall, within a reasonable amount of time thereafter, commence foreclosure proceedings. In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances to the extent the Servicer, in its good faith judgment, deems such Servicing Advances to be recoverable.  The determination by the Servicer that a Servicing Advance, if made, would be nonrecoverable shall be evidenced by an Officer’s Certificate of the Servicer, delivered to the Owner which details the reasons for such determination.

Section 4.04

Establishment of Custodial Accounts; Deposits in Custodial Accounts.

The Servicer shall establish and maintain at all times appropriate custodial accounts for principal and interest, and taxes and insurance with respect to the Mortgage Loans.  The Servicer will establish and maintain a Custodial Account for Thornburg Mortgage Home Loans, Inc., as Initial Owner.

The Servicer shall deposit in the Custodial Account on a daily basis and retain therein the following payments and collections received or made by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

(i)

All payments on account of principal, including partial and full principal prepayments, on the Mortgage Loans;

(ii)

All payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

(iii)

All Liquidation Proceeds;

(iv)

All Insurance Proceeds including amounts required to be deposited pursuant to Sections 4.06, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer’s normal servicing procedures, the related loan documents or Applicable Law;

(v)

All Condemnation Proceeds affecting any Mortgaged Property that are not released to the Mortgagor in accordance with the Servicer’s normal servicing procedures, the loan documents or Applicable Law;

(vi)

Any Monthly Advances;

(vii)

All proceeds of any Mortgage Loan repurchased in accordance with Section 5(c) or (d) of the Purchase Agreement, and all amounts required to be deposited by the Servicer in connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Section 5(c) of the Purchase Agreement;

(viii)

Any amounts required to be deposited by the Servicer pursuant to Section 6.04 for the month of distribution;

(ix)

Any amounts in respect of Permitted Investments required to be deposited pursuant to Section 4.21;

(x)

Any amounts required to be deposited by the Servicer in connection with any REO Property pursuant to Section 4.13; and

(xi)

Any amounts required to be deposited into the Custodial Account pursuant to Section 7.01.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments [in the nature of late payment charges and assumption fees], to the extent permitted by Section 7.01, need not be deposited by the Servicer in the Custodial Account.  Any interest paid on funds deposited into the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05(iv).  In addition, funds in the Custodial Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 4.21.

Section 4.05

Permitted Withdrawals From the Custodial Account.

The Servicer may, from time to time, make withdrawals from the Custodial Account for the following purposes:

(xii)

To make payments to Owner in the amounts and in the manner provided for in Section 6.01;

(xiii)

To reimburse itself for each unreimbursed Monthly Advance;

(xiv)

To reimburse itself for unreimbursed Servicing Advances and for unreimbursed Servicing Fees, provided that with respect to any Mortgage Loan the Servicer’s right to such reimbursement shall be limited, subject to Section 4.15, to the related funds collected by the Servicer from the Mortgagor or any other Person including, but not limited to, Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds, and with respect to REO Property, funds received as rental or similar income.  The Servicer’s right to the reimbursement set forth in the preceding sentence shall be prior to the rights of Owner to such proceeds and amounts, except that where the Servicer is required to repurchase a Mortgage Loan pursuant to Section 5(c) or (d) of the Purchase Agreement, the Servicer’s right to such reimbursement shall be subsequent to the rights of Owner to receive payment from the Custodial Account representing the repurchase price set forth in Section 5(c) or (d) of the Purchase Agreement, as applicable, and representing all other amounts required to be paid to Owner with respect to such repurchased Mortgage Loan;

(xv)

To pay itself as servicing compensation any interest earned on funds in the Custodial Account;

(xvi)

To pay itself with respect to each Mortgage Loan that has been repurchased pursuant to Section 5(c) or (d) of the Purchase Agreement all related Monthly Payments and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to such Mortgage Loan, provided that such Monthly Payments or other amounts have not been distributed as of the date on which the related repurchase price is determined;

(xvii)

To refund to the Servicer any amount deposited in the Custodial Account and not required to be deposited therein; and

(xviii)

To clear and terminate the Custodial Account upon the termination of this Agreement.

Section 4.06

Establishment of Escrow Accounts; Deposits in Escrow Accounts.

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets.  The Servicer will establish and maintain an Escrow Account for Thornburg Mortgage Home Loans, Inc., as Owner.  Each Escrow Account shall be an Eligible Account.

The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein, (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.  The Servicer shall make withdrawals therefrom only to effect such payments as are required or contemplated under this Agreement, and for such other purposes as set forth or in accordance with Section 4.07.  The Servicer shall be entitled to retain any interest paid on funds deposited into the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to a Mortgagor.

Section 4.07

Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account may be made by the Servicer (i) to effect timely payments of ground rents, taxes, assessments, water rates, property insurance premiums, Primary Mortgage Insurance Policy premiums, if applicable, and comparable items, (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to an Escrow Payment, but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder, and only to the extent permitted by Applicable Law, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the Custodial Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited into the Escrow Account, (vii) to refund to the Servicer any amount deposited in the Escrow Account and not required to be deposited therein or (viii) to clear and terminate the Escrow Account on the termination of this Agreement.  As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor.

Section 4.08

Transfer of Accounts.

The Servicer may transfer the Custodial Account or the Escrow Account to a different depository institution from time to time.  The Servicer shall promptly notify Owner upon making any such transfer.  In any case, the Custodial Account and Escrow Account shall be Eligible Accounts.

Section 4.09

Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Insurance Policies; Collections Thereunder.

With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments, water and sewer charges and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Mortgage Insurance Policy premiums, if any, and fire and hazard insurance coverage, and shall obtain, from time to time, all bills for the payment of such charges,(including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor during the period such payments can be made without interest or penalty. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

The Servicer will maintain in full force and effect, a Primary Mortgage Insurance Policy conforming in all respects to the description set forth in Section 5(b)(xxxvii) of the Purchase Agreement, issued by an insurer described in that Section, with respect to each Mortgage Loan for which such coverage is required pursuant to Section 5(b)(xxxvii) of the Purchase Agreement provided that Primary Mortgage Insurance may be discontinued with respect to any Mortgage Loan in accordance with the standards of Fannie Mae and Applicable Law. The Servicer shall cause the premium for each Primary Mortgage Insurance Policy to be paid on a timely basis. The Servicer will not cancel or refuse to renew any such Primary Mortgage Insurance Policy in effect on each Closing Date that is required to be kept in force under any Mortgage or pursuant to Section 5(b)(xxxvii) of the Purchase Agreement unless a replacement Primary Mortgage Insurance Policy for such canceled or non-renewed policy is obtained from and maintained with a qualified insurer with a policy that satisfies the standards set forth in Section 5(b)(xxxvii) of the Purchase Agreement.  The Servicer shall not take any action which would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 7.01, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

As part of its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees: (x) to prepare and present, on behalf of itself and the Owner claims under any Primary Mortgage Insurance in a timely  fashion in accordance with the terms thereof and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 4.05.

Section 4.10

Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the outstanding principal balance owing on the Mortgage Loan or the full insurable value of the improvements securing the Mortgage Loan (or such greater amount such that the proceeds of such insurance shall be sufficient to prevent the Mortgagor or the loss payee under the policy from becoming a co-insurer), whichever is less, provided, however, that the Servicer shall not require fire and hazard insurance in an amount in excess of that permitted by Applicable Law. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and flood insurance has been made available), the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the full insurable value of the Mortgaged Property, or (iii) the maximum amount of insurance available under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, each as amended and the National Flood Insurance Reform Act of 1994. The Servicer shall also maintain on  REO Property fire and hazard insurance with extended coverage in an amount that is at least equal to the maximum insurable value of the improvements that are a part of such property, liability insurance, and, to the extent required and available under the National Flood Insurance Act of 1968, and the Flood Disaster Protection Act of 1973, and the National Flood Insurance Reform Act of 1994 each as amended, flood insurance in an amount as provided above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to restoration or repair of the related Mortgaged Property or property acquired in liquidation of the Mortgage Loan, or to be paid over to the Mortgagor in accordance with customary servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan, other than pursuant to such Applicable Laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, its successors and assigns, and shall provide for at least 30 days prior written notice to the Servicer of any cancellation, reduction in amount, or material change in coverage.  The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent upon any policy renewal; provided, however, that upon any such policy renewal the Servicer shall accept such insurance policies only from insurance companies that have one of the two highest General Policy Ratings in Best’s Key Rating Guide and are licensed to do business in the state in which the Mortgaged Property is located.

If the Servicer shall obtain and maintain a blanket policy insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the aggregate outstanding principal balance of the Mortgage Loans without co-insurance, and otherwise complies with the requirements of Section 4.10, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section 4.10, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10 and there shall have been a loss that would have been covered by such policy, deposit in the Custodial Account the difference, if any, between the amount that would have been payable under a policy complying with Section 4.10 and the amount paid under such blanket policy. Upon the request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days prior written notice to, the Purchaser.

Section 4.11

Maintenance of Mortgage Impairment Insurance Policy.

If the Servicer shall obtain and maintain a blanket insurance policy insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 4.10, and there shall have been one or more losses which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause.  In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of the Owner, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.  Upon request of Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such policy and shall use reasonable efforts to obtain a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days prior written notice to the Owner.

Section 4.12

Errors and Omissions Insurance.

The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of Fannie Mae or Freddie Mac on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loan to handle funds, money, documents and papers relating to the Mortgage Loan.  The errors and omissions insurance shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement and omissions and negligent acts of such shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 4.12 requiring the errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Sellers’ and Servicers’ Guide or by Freddie Mac in the Freddie Mac Sellers’ and Servicer’s Guide.  Upon request of any Owner, the Servicer shall cause to be delivered to Owner a copy of the insurance policy and shall use reasonable efforts to obtain a statement from the surety and the insurer that such insurance policy shall in no event be terminated or materially modified without thirty (30) days prior written notice to Owner.

Section 4.13

Title Management and Disposition of REO Property.

If title to a Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of Owner or its designee.

The Servicer shall either itself or through an agent selected by the Servicer, manage, conserve, protect and operate each REO Property (and may temporarily rent the same) in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed.  The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter.   The Servicer shall use its best efforts to dispose of the REO Property in a commercially reasonable manner as soon as possible.  If Owner has notified the Servicer in writing that an REO Property is held as part of a REMIC, the Servicer will use its best efforts to sell such REO Property within the time necessary to preserve such REMIC status as advised by Owner in the notice thereof.

The Servicer shall deposit or cause to be deposited, on a monthly basis in the Custodial Account, all revenues received with respect to each REO Property and shall be permitted to withdraw therefrom, to the extent that funds are received as rental or other similar income from such REO Property, funds necessary for the proper operation, management and maintenance of the REO Property, including the fees of any managing agent acting on behalf of the Servicer.

The Servicer shall notify Owner of its receipt of a bona fide offer from any REO Property.  Each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as Owner shall approve.  If the proceeds from the REO Disposition are insufficient to reimburse the Servicer for any related unreimbursed Servicing Advances and Monthly Advances, the Servicer shall be entitled to withdraw any such deficiency from amounts on deposit in the Custodial Account.

Section 4.14

Adjustments to Mortgage Interest Rates.

The Servicer shall make interest rate adjustments and payment amount adjustments for each Adjustable Rate Mortgage Loan in accordance with the terms of the related Mortgage Note and will deliver to the related Mortgagor written notice of such adjustments in accordance with the terms of such Mortgage Note and the requirements of Applicable Law.

Section 4.15

Subservicing Agreements Between the Servicer and Subservicers.

(b)

The Servicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of the Mortgage Loans.  The terms of any Subservicing Agreement shall not be inconsistent with any of the provisions of this Agreement.  Each Subservicer shall be (i) authorized to transact business in the state or states in which the Mortgaged Properties related to the Mortgage Loans such Subservicer is to service are situated, if and to the extent required by Applicable Law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and (ii) a Freddie Mac- or Fannie Mae-approved mortgage servicer, and  further provided that (x) such Subservicer’s servicing standards are, at a minimum, as stringent as the standards of Servicer, and (y) the use of the Subservicer shall not materially alter or delay the provision of information to the Owner.  Each Subservicing Agreement must impose on the Subservicer requirements conforming to the provisions set forth in Section 4.20 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement.

(c)

As part of its servicing activities hereunder, the Servicer, for the benefit of Owner, shall enforce the obligations of each Subservicer under the related Subservicing Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Subservicing Agreement.  Such enforcement, including without limitation, the legal prosecution of claims, termination of Subservicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans.  The Servicer shall pay the costs of such enforcement, to the extent, if any, that such recovery (i) exceeds all amounts due in respect of the related Mortgage Loans, or (ii) is from a specific recovery of costs, expenses or attorneys’ fees against the party against whom such enforcement is directed.

Section 4.16

Successor Subservicers.

The Servicer shall be entitled to terminate any Subservicing Agreement and the rights and obligations of any Subservicer pursuant to any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement.  In the event of termination of any Subservicer, the Servicer either shall directly service the related Mortgage Loans or shall enter into a Subservicing Agreement with a successor Subservicer which qualifies under Section 4.15.

Section 4.17

Liability of the Servicer.

Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to Owner for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 4.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans.  The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 4.18

No Contractual Relationship Between Subservicers and the Owner.

Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between such Subservicer and the Servicer alone, and the Owner shall not be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer.

Section 4.19

Assumption or Termination of Subservicing Agreements.

In the event that Servicer shall for any reason cease to be the servicer of the Mortgage Loans under this Agreement, Owner or its designee may, if Servicer does not terminate any Subservicing Agreement in accordance with its terms, thereupon assume all of the rights and obligations of Servicer under such Subservicing Agreement.  Upon such assumption, Owner or its designee shall be deemed to have assumed all of Servicer’s interest therein and to have replaced Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements and Servicer shall continue to be entitled to any rights or benefits, in each case, which arose prior to its termination as servicer.

The Servicer at its expense shall, upon the request of Owner, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use reasonable efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

Section 4.20

Servicing Accounts.

In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Subservicer shall be required to establish and maintain a Subservicing Account which shall be an Eligible Account. The Subservicer shall be required to deposit into the Subservicing Account, not later than the first Business Day after receipt, all proceeds of Mortgage Loans received by the Subservicer, less its subservicing compensation to the extent permitted by the Subservicing Agreement, and to remit such proceeds to the Servicer for deposit in the Custodial Account not later than the tenth day of each month, or if such tenth day is not a Business Day, the immediately succeeding Business Day.  For purposes of this Agreement, the Servicer shall be deemed to have received payments on the Mortgage Loans when the Subservicer has received such payments pursuant to the Subservicing Agreement.

Section 4.21

Permitted Investments.

The Servicer may invest the funds in the Custodial Account in Permitted Investments, each of which shall mature not later than the Business Day immediately preceding the Remittance Date next following the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and shall not be sold or disposed of prior to its maturity.  All such Permitted Investments shall be registered in the name of the Servicer or its nominee.  All income and gain realized from any such investment as well as any interest earned on deposit in the Custodial Account shall be for the benefit of the Servicer, and shall be withdrawn by the Servicer on the related Remittance Date.  The Servicer shall be liable for and shall deposit in the Custodial Account (with respect to investments made hereunder of funds held therein) an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss without right of reimbursement.

ARTICLE V

ADMINISTRATION AND SERVICING OF TRADING ACCOUNTS

Section 5.01

The Servicer to Service Trading Accounts.

(a)

The Servicer represents and warrants that it will service and administer the Trading Accounts, in accordance with the terms of (i) the procedures it employs to administer Trading Accounts for its own benefit (as the same may be amended from time to time) and (ii) the related Additional Collateral Pledge Agreements.

(b)

The Servicer shall be released from its obligations to administer the Trading Accounts as applicable upon termination of the related Additional Collateral Pledge Agreement.

(c)

The Servicer may, without consent of Owner, amend or modify a Additional Collateral Pledge Agreement in any non-material respect to reflect administrative or account changes.

(d)

Notwithstanding anything to the contrary in this Agreement (including without limitation the termination of the Servicing rights and/or obligations of the Servicer under Article XI of this Agreement), the Servicer shall service and administer each Trading Account, each Additional Collateral Pledge Agreement and each Additional Collateral Mortgage Loan, in accordance with the terms of this Agreement and each Additional Collateral Pledge Agreement; it being understood and agreed that only the Servicer shall service and administer the related securities accounts, lines of credit, mortgages, and guarantors with respect to Additional Collateral Pledge Agreements.

(e)

Notwithstanding Section 4.04, when the Collateral Base for any Additional Collateral Mortgage Loan is less than the Loan Amount for such Additional Collateral Loan, the Servicer shall cause cash received upon exercise of foreclosure rights under the related Additional Collateral Pledge Agreement, if it has not been previously applied to reduce the principal balance of such Additional Collateral Mortgage Loan, to be deposited into the Custodial Account.

(f)

Upon the reasonable request of Owner, Servicer shall provide Owner with the current Pledge Amount with respect to an Additional Collateral Mortgage Loan(s).

Section 5.02

Agreements with Respect to the Surety Bond.

(g)

The Servicer represents and warrants to Owner that the Additional Collateral Mortgage Loans are insured under the terms and provisions of the Surety Bond, subject to the limitations set forth therein.  Owner acknowledges receipt from the Surety Bond Issuer of a certificate confirming the insurance of the Additional Collateral Mortgage Loans pursuant to the terms and provisions of the Surety Bond.

(h)

Owner and the Servicer agree that the Surety Bond Issuer is a third party beneficiary in respect of the Servicer’s obligations under this Article V.

(i)

With respect to the sale or potential sale of the Additional Collateral Mortgage Loans, Owner shall not use, circulate, quote or otherwise refer to the Surety Bond Issuer or the Surety Bond for any purpose, including but not limited to, the registration, purchase and sale of securities, nor file the Surety Bond with, or refer to it or to the Surety Bond Issuer, as part of any registration statement or offering document, without the express prior written consent of the Surety Bond Issuer as to both form and substance of such disclosure.

ARTICLE VI

PAYMENTS TO OWNER

Section 6.01

Distributions.

On each Remittance Date with respect to each Mortgage Loan, subject to Section 6.03(c), the Servicer shall distribute to Owner (i) all amounts due on the Due Date immediately preceding the related Remittance Date (which shall include all scheduled interest and principal), net of charges against or withdrawals from the Custodial Account pursuant to clauses (ii) through (vi) of Section 4.05, plus any partial or full principal prepayments received during the related Principal Prepayment Period, minus (iii) any amounts attributable to Monthly Payments collected as to such Mortgage Loans but due on a Due Date or Due Dates subsequent to the current Remittance Date.

Subject to Section 6.03(c), all distributions made to Owner on each Remittance Date will be made to Owner of record on the preceding Record Date, and shall be based on the Mortgage Loans owned and held by Owner, and shall be made by wire transfer of immediately available funds to the account of Owner at a bank or other entity having appropriate facilities therefor, or if Owner shall have so notified the Servicer, by check mailed to the address of Owner as provided for in Section 13.06.

With respect to any remittance received by Owner on or after the first Business Day following the Business Day on which such payment was due, the Servicer shall pay to Owner interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by Chase Manhattan Bank, N. A., New York, New York, as its “prime” lending rate (which is not necessarily its lowest rate) (or if Chase Manhattan Bank, N.A. shall cease to exist or to announce such rate, then such rate shall be a reasonably comparable rate determined by Servicer in its reasonable discretion), adjusted as of the date of each change, plus one (1) percentage point, but in no event greater than the maximum amount permitted by Applicable Law.  Such interest shall be paid by the Servicer to Owner on the date such late payment is made and shall cover the period commencing with the day following such first Business Day and ending with the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with such late payment.  The payment by the Servicer of any such interest shall not be deemed an extension of time for Payment or a waiver of any Event of Default by the Servicer.

Section 6.02

Statements to Owner.

Not later than the tenth (10th) day of each month, the Servicer will furnish to Owner a monthly remittance report in a format substantially similar to Exhibit B hereto, which monthly remittance report will be generated as of the expiration of the preceding month.  As part of such report, the mortgage loan level detail shall be delivered by electronic mail to Deepa Krishnamurthy at deepa@thornburg.com, with the remaining reports including the delinquency, foreclosure and other such reports, to be sent via overnight delivery to Deepa Krishnamurthy at the address specified in Section 13.06 hereof.

The Servicer shall provide Owner with such information concerning the Mortgage Loans as is necessary for Owner to prepare its federal income tax return as Owner may reasonably request from time to time.

Section 6.03

Monthly Advances by the Servicer.

(a)

With respect to each Mortgage Loan and subject to Section 6.03(c), on each Remittance Date the Servicer shall, pursuant to Section 6.01, remit to Owner the total of all scheduled Monthly Payments due on the preceding Due Date whether or not such Monthly Payments were collected from the Mortgagor.  Any amounts which are due but uncollected shall, subject to subsection (c) below, be funded only by using excess cash collections, if any, on deposit in the Custodial Account.

(b)

If the collections on deposit in the Custodial Account on the Remittance Date are less than the amount of the required monthly remittance, the Servicer shall, subject to subsection (c) below, make a Monthly Advance by depositing to the Custodial Account enough of its own funds to make the total on deposit equal the full amount of the remittance due Owner.  The Servicer may reimburse itself for its advances from collections from Mortgagors that are subsequently deposited into the Custodial Account to the extent provided in Section 4.05.

(c)

If the Servicer determines, in its reasonable judgment, that any uncollected payment due from a Mortgagor that is due to be paid to Owner pursuant to Section 6.01 would not be recoverable from Liquidation Proceeds or other payments or recoveries (including Insurance Proceeds or Condemnation Proceeds) on the related Mortgage Loan, then the Servicer will ensure that the amount considered to be non-recoverable will not be funded from excess collections or advanced by the Servicer, and will therefore not be remitted to Owner until the earlier to occur of (a) the purchase of the Mortgage Loan by the Servicer, if applicable, or (b) the acquisition or disposition of title to the related Mortgaged Property through foreclosure or otherwise, and then in each case shall only be paid to the extent of such repurchase price or recovery.

(d)

With respect to any Mortgage Loans determined to be unrecoverable and whose Monthly Payments are omitted from the scheduled monthly remittance, the Servicer shall deliver an Officer’s Certificate to Owner setting forth the basis of such determination.

Section 6.04

Compensating Interest.

Not later than the close of business on the Business Day preceding each Remittance Date, the Servicer shall from its own funds deposit in the Custodial Account an amount equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls, if any, that exist in respect of the related Principal Prepayment Period and (ii) the aggregate of the Servicing Fees for the most recently ended calendar month.

If for any reason the Servicer fails to process any principal prepayment on a timely basis in accordance with Section 4.04(i), the Servicer shall from its own funds deposit in the Custodial Account, interest at the Mortgage Interest Rate on the principal prepayment for the period the deposit into the Custodial Account was delayed.

ARTICLE VII

GENERAL SERVICING PROCEDURE

Section 7.01

Assumption Agreements.

If the Servicer acquires actual knowledge that a Mortgagor has transferred or proposes to transfer the related Mortgaged Property, the Servicer shall enforce any related “due-on-sale” clause consistent with its practices for mortgage loans it services for its own account and in accordance with Applicable Law.  If the Servicer elects not to enforce such due-on-sale clause, the Servicer may, upon the prior written consent of Owner, enter into an assumption agreement with the party to whom such Mortgaged Property is to be or has been conveyed.  If any assumption fee is collected by the Servicer for entering into an assumption agreement, the Servicer shall be entitled to retain a portion of such fee up to an amount equal to 1% of the outstanding principal balance of the related Mortgage Loan as additional servicing compensation, and shall deposit into the Custodial Account any portion thereof that exceeds 1% of such outstanding principal balance.

Section 7.02

Satisfaction of Mortgages and Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan and deposit of such payment by Servicer into the Custodial Account pursuant to Section 4.04, the Servicer shall execute any document necessary to satisfy the Mortgage Loan and request delivery to it of the portion of the Mortgage File held by Owner or the Custodian.  Upon receipt of such request, the related mortgage documents shall be released to the Servicer within seventy-two (72) hours and the Servicer shall prepare and process any satisfaction or release.  No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or Owner.

To the extent that Owner acts as its own custodian, from time to time and as appropriate for the servicing or foreclosure of the Mortgage Loan, including for this purpose collection under any Primary Mortgage Insurance Policy, Owner shall, upon request of the Servicer and delivery to Owner of a servicing receipt signed by a Servicing Officer, release the requested portion of the Mortgage File held by Owner to the Servicer.  Owner shall promptly deliver the request to return the related Mortgage documents to the Custodian.  The Servicer shall return the Mortgage documents to Owner when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited into the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially.  Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by Owner to the Servicer.

Section 7.03

Servicing Compensation.

In addition to any other fees to which Servicer is entitled hereunder, as compensation for its services hereunder, the Servicer shall be entitled to a Servicing Fee payable with respect to each Mortgage Loan.  As to each Mortgage Loan, the Servicing Fee shall (i) be payable monthly from payment of interest on such Mortgage Loan prior to the deposit of such payments into the Custodial Account, (ii) accrue at the applicable Servicing Fee Rate, and (iii) be computed on the basis of the same principal amount and for the same period respecting which such interest payment was computed.  The Servicer shall be entitled to recover accrued but unpaid Servicing Fees in respect of any Mortgage Loan to the extent permitted by Section 4.05.  The Servicer’s right to the Servicing Fee shall not be transferred in whole or in part except in connection with the transfer of all the Servicer’s obligations under this Agreement.  Servicing compensation in addition to the Servicing Fee, in the form of assumption fees as provided in Section 7.01, interest paid on funds deposited in the Escrow Account to the extent permitted by Section 4.06, default interest in excess of the Mortgage Interest Rate and late payment charges and other ancillary fees,  in each case to the extent collected, shall be retained by the Servicer and shall not be required to be deposited into the Custodial Account.  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

Section 7.04

Annual Statements as to Compliance.

(a)

The Servicer will deliver to Owner on or before April 1 of each year, beginning with April 1 of the calendar year after the year in which the first Closing Date occurs, an Officer’s Certificate stating that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer’s supervision, and (ii) to such officer’s knowledge, based on such review, the Servicer has fulfilled all of its material obligations under this Agreement throughout such year in all material respects, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

(b)

On or before April 1 of each year, beginning with April 1 of the calendar year after the year in which the first Closing Date occurs, the Servicer at its expense shall cause a firm of independent certified public accountants (which may also render other services to the Servicer) to furnish a report to Owner to the effect that certain mortgage loans serviced by the Servicer were included in the total population of Mortgage Loans subject to selection for testing in such firm’s examination of certain documents and records, that such examination was conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers and that such examination disclosed no items of material noncompliance with the provisions of the Uniform Single Attestation Program for Mortgage Bankers, except for such items of noncompliance as shall be set forth in such report.

Section 7.05

Owner’s Right to Examine the Servicer Records.

Owner shall have the right to examine and audit upon reasonable prior written notice, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Servicer, or held by another for the Servicer or on its behalf or otherwise, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

The Servicer shall provide to Owner and any supervisory agents or examiners which may relate to Owner access to any documentation regarding the Mortgage Loans which may be required by all applicable regulations.  Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Servicer.

Neither Owner nor the Servicer shall, nor will they permit any of their respective affiliates, employees, agents or representatives to, divulge or disclose, directly or indirectly, any information concerning the Mortgage Loans in violation of any law.  Neither party shall, nor shall they permit any of their respective affiliates, employees, agents or representatives to, divulge or disclose, directly or indirectly, any information concerning the business practices of the other party to this Agreement.  This paragraph does not apply to information which is not confidential or which has been published or otherwise made available to the general public prior to the date of this Agreement, or information required to be released under law or by or to any regulatory, administrative or judicial body or agency or the furnishing by either party of information to their respective affiliates, auditors, or attorneys.

ARTICLE VIII

REPORTS TO BE PREPARED BY SERVICER

Section 8.01

The Servicer Shall Provide Information as Reasonably Required.

During the term of this Agreement the Servicer shall furnish any reports, or documentation that Owner may reasonably request. Reports requested may include reports not specified or otherwise required by this Agreement, for example, reports with respect to REO Properties, or reports required to comply with any regulations regarding any supervisory agents or examiners of Owner.  All reports will be delivered in accordance with Owner’s reasonable instructions and directions.  If the reports or other information requested will require the Servicer to incur additional costs or expenses outside of its normal servicing procedures, Owner agrees to reimburse the Servicer for those costs and expenses.  The Servicer agrees to execute and deliver all such instruments and take all such action as Owner, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

With respect to the delinquency reporting requirements, and as part of its normal servicing procedures, Servicer will provide detailed monthly reports on all loans containing the information described on Exhibit C attached hereto.

ARTICLE IX

THE SERVICER

Section 9.01

Indemnification; Third Party Claims.

(a)

Each party hereto agrees to indemnify the other party and hold it harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the other party may sustain in any way related to the failure or breach of such party in performing its duties and obligations under this Agreement.

(b)

The Servicer shall (i) promptly notify Owner if a material claim is made by any party with respect to this Agreement or the Mortgage Loans, (ii) assume the defense of any such claim and pay all expenses in connection therewith, including attorneys’ fees, and (iii) promptly pay, discharge and satisfy any judgment or decree which may be entered against it or Owner in respect of such claim.  The Servicer shall follow any written instructions received from Owner in connection with such claim.  Owner shall promptly reimburse the Servicer for all amounts paid or advanced by it pursuant to the preceding sentence, except as to amounts as to which the Servicer is required to indemnify Owner pursuant to Section 3.01.

Section 9.02

Merger or Consolidation of the Servicer.

The Servicer will keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.  Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the Servicer shall not, without the prior written approval of the Owner be a party to any such merger, consolidation, or conversion or sell or otherwise dispose of all or substantially all of its business or assets unless the successor or surviving Person shall be an institution, unless otherwise agreed to in writing by the Owner, (i) having a net worth, determined in accordance with generally accepted accounting principles, of not less than $20,000,000, (ii) the consumer deposits, if any, of which are insured by the National Credit Union Administration or the FDIC or which is a HUD-approved mortgagee one of whose primary business is in origination and servicing of first mortgage loans, and (iii) who is an Fannie Mae or Freddie Mac approved seller/servicer in good standing.

Section 9.03

Limitation on Liability of the Servicer and Others.

Neither the Servicer nor any of the officers, employees or agents of the Servicer shall be under any liability to Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations substantially in accordance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement.  The Servicer and any officer, employee or agent of the Servicer may rely in good faith on any document of any kind appearing to be properly executed and submitted by any Person respecting any matters arising hereunder.  The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that the Servicer may, with the consent of Owner, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which Owner will be liable.  The Servicer shall be entitled to be reimbursed therefor from Owner upon written demand.

Section 9.04

The Servicer Not to Resign.

Subject to Section 13.04, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) by mutual consent of the Servicer and Owner, (ii) upon the determination that its duties hereunder are no longer permissible under Applicable Law and such incapacity cannot be cured by the Servicer (any such determination permitting the resignation of the Servicer shall be evidenced by an opinion of counsel to such effect delivered to Owner), (iii) following any material breach of this Agreement by Owner and after a reasonable period of time to cure such material breach, or (iv) in connection with a sale of substantially all of the assets of the Servicer.  No such resignation shall become effective until a successor shall have assumed the Servicer’s responsibilities and obligations hereunder in the manner provided in Section 13.01.

ARTICLE X

DEFAULT

Section 10.01

Events of Default.

If one or more of the following “Events of Default” by the Servicer shall occur and be continuing.

(i)

any failure by the Servicer to remit to Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period (3) Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by Owner; or

(ii)

failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of thirty (30) days (except that such number of days shall be fifteen (15) in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by Owner; or

(iii)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

(iv)

the Servicer shall consent to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

(v)

the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)

the Servicer ceases to be eligible to sell Mortgage Loans to and service Mortgage Loans for Fannie Mae and Freddie Mac, and continues to be ineligible to sell Mortgage Loans to and service Mortgage Loans for Fannie Mae and Freddie Mac for a period of sixty (60) days after the date on which written notice of such ineligibility shall have been given to the Servicer by Fannie Mae and Freddie Mac;

(vii)

failure by the Servicer to maintain any required license to do business or to service residential mortgage loans in any jurisdiction where the Mortgaged Properties are located;

(viii)

the Servicer attempts to assign its rights to servicing compensation hereunder or the Servicer attempts, without the consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof; or

(ix)

the Servicer becomes subject to a cease and desist order issued by, or enters into a supervisory agreement with, the governmental regulatory agency having jurisdiction over the Servicer, or the Servicer fails to meet the capital requirements of such governmental agency;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, Owner, by notice in writing to the Servicer, in addition to whatever rights Owner may have at law or in equity to damages, including injunctive relief and specific performance, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof other than, with respect to any Additional Collateral Mortgage Loan, the obligation to administer the related Additional Collateral Pledge Agreement.  On or after the receipt by the Servicer of such written notice, (i) all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loan or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 13.01, except with respect to any related Additional Collateral Pledge Agreement, and (ii) upon further written request from Owner, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, deliver to the successor all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer’s sole expense.  The Servicer agrees to cooperate with Owner and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder as provided above, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Section 10.02

Waiver of Defaults.

No delay on the part of Owner in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights, and no notice to or demand on Servicer shall be deemed to be a waiver of any obligations of the Servicer or of the right of Owner to take other or further action without notice or demand as provided herein.

Owner may waive any default by the Servicer in the performance of its obligations hereunder and its consequences.  Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE XI

TERMINATION

Section 11.01

Termination.

The respective obligations and responsibilities of the Servicer shall terminate upon the latest to occur of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder, (ii) the date agreed upon by mutual consent of the Servicer and Owner in writing.

ARTICLE XII
AGENCY TRANSFER; WHOLE LOAN TRANSFER;
PASS-THROUGH TRANSFER

Section 12.01

Removal of Mortgage Loans from Inclusion Under this Agreement Upon an Agency Transfer, a Whole Loan Transfer or a Pass-Through Transfer on One or More Reconstitution Dates.

The Servicer and the Owner agree that with respect to some or all of the Mortgage Loans, the Owner may, from time to time, effect either one or more Agency Transfers, one or more Whole Loan Transfers, and/or one or more Pass-Through Transfers.

With respect to each Agency Transfer, Whole Loan Transfer or Pass-Through Transfer, the Servicer agrees:

(i)

to cooperate fully with the Owner and any prospective purchaser, master servicer, trustee and Rating Agency with respect to all reasonable requests and due diligence procedures;

(ii)

to execute, deliver and perform its obligations under the related Reconstitution Agreement or Agreements, provided that each of the Servicer and the Owner is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided herein, and such documents are reasonably satisfactory in form and substance to Servicer and its counsel in their reasonable discretion exercised in good faith; and

(iii)

to restate the representations and warranties as set forth in Section 3.01 of this Agreement, all as of the closing date of the Agency Transfer, Whole Loan Transfer or Pass-Through Transfer.

The Owner and the Servicer agree that with respect to an Agency Transfer, Whole Loan Transfer or Pass-Through Transfer, the Servicer shall be retained as the servicer of the Mortgage Loans or as a subservicer if a master servicer is employed.  The Servicer shall cooperate with the Owner in connection with an Agency Transfer, Pass-Through Transfer or Whole Loan Transfer in accordance with this Section 12.01 so long as the servicing provisions and the representations and warranties set forth or incorporated by reference in the related Reconstitution Agreement are no less favorable to Servicer than the servicing provisions and representations and warranties of the Servicer in this Agreement or those which would be required by Fannie Mae, Freddie Mac, or one of the top five (5) Master Servicers by volume in the United States of America, with such changes as may be required in order for the entity acquiring the Mortgage Loans to qualify as a “real estate mortgage investment conduit” for tax purposes and in order for some or all of the securities issued in connection with such Pass-Through Transfer to be rated in the highest rating category by one or more nationally recognized statistical rating organizations.  In connection with any such Agency Transfer, Whole Loan Transfer or Pass-Through Transfer, the Servicer shall (a) provide to the Owner or any other party involved in the Agency Transfer, Whole Loan Transfer or Pass-Through Transfer (including without limitation broker/dealers and Rating Agencies) (collectively with the Owner, “Participants”), at Owner’s reasonable cost and expense if such information or documentation is not otherwise required to be provided by Servicer pursuant to the terms of this Agreement: (i) any and all information and appropriate verification of information which may be reasonably available to the Servicer, whether through letters of its auditors, opinions of counsel or otherwise, as any Participant may reasonably request; and (ii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Servicer as are reasonably believed necessary by any Participant in connection with such Agency Transfer, Whole Loan Transfer or Pass-Through Transfer, including but not limited to, a summary of the Company’s underwriting guidelines, if applicable, delinquency, loss and foreclosure experience and other seller/servicer information customarily used in connection with offering documents, and (b) indemnify the Participants with respect to the accuracy and completeness of such information.  The Servicer shall take such actions required under this Section 12.01 within a reasonable period of time after request by the Owner, but in any event so as not to delay the consummation of the Agency Transfer, Whole Loan Transfer or Pass-Through Transfer.  Under the applicable pooling and servicing agreement or other servicing agreement, the Servicer shall retain a servicing fee at a rate per annum equal to the rate provided hereunder.

All Mortgage Loans not sold or transferred pursuant to an Agency Transfer, Pass-Through Transfer or Whole Loan Transfer and any and all Mortgage Loans repurchased by the Owner with respect to an Agency Transfer, Pass-Through Transfer or Whole Loan Transfer shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

In connection with any Pass-Through Transfer, the Servicer agrees to establish such escrow and servicing accounts and investments as may be required by the Rating Agency so as to ensure the highest rating category for any securities in any such Pass-Through Transfer.

Notwithstanding anything in this Section 12.01 to the contrary, Servicer shall have no obligation to take any actions or perform any duty under this Section 12.01, and Servicer shall not be liable for any failure to do so, to the extent the same shall impose an unreasonable burden on Servicer.

ARTICLE XIII

MISCELLANEOUS PROVISIONS

Section 13.01

Successor to the Servicer.

Prior to termination of the Servicer’s responsibilities and duties under this Agreement pursuant to Sections 9.04, 10.01, 11.01 or 13.04, Owner shall (i) succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor who is a Fannie Mae/Freddie Mac approved servicer having a net worth of not less than $15,000,000 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement.

In connection with such appointment and assumption, Owner may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree.  In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to one of the aforementioned Sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might materially impair or prejudice the rights or financial condition of its successor.  The resignation or removal of the Servicer pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve the Servicer of the representations and warranties previously made pursuant to Section 3.01 hereof or Section 5 of the Purchase Agreement and the remedies available to Owner with respect thereto hereunder and thereunder.

Any successor appointed as provided in this Section 13.01 shall execute, acknowledge and deliver to the Servicer and to Owner an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Servicer or termination of this Agreement pursuant to Section 9.04, 10.01, 11.01, or 13.04 shall not affect any claims that Owner may have against the Servicer arising prior to any such termination or resignation.

The Servicer shall in a timely and reasonable manner deliver to the successor the funds in the Custodial Account and the Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Servicer shall account for all funds.  The Servicer shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties and responsibilities of the Servicer.  The successor shall make arrangements as it may deem appropriate to reimburse the Servicer for amounts the Servicer actually expended pursuant to this Agreement which the Servicer is entitled to retain hereunder and which would otherwise have been reimbursable to the Servicer pursuant to this Agreement but for the appointment of the successor servicer.

Section 13.02

Amendment.

This Agreement may be amended from time to time by the Servicer and Owner only by written agreement signed by the Servicer and Owner.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

Section 13.03

Assignments.

Except as required under the Purchase Agreement or by Applicable Law, the Assignments shall not be recorded by Seller. The Owner may, at its option and expense (including all recordation fees), prepare and record any Assignment of Mortgage.

Section 13.04

Assignment of Servicing Rights.

The Servicer may assign the servicing rights with respect to the Mortgage Loans upon the written consent of Owner, which consent shall not be unreasonably withheld or delayed; provided, however, the Servicer may, with the prior consent of Owner enter into one or more Subservicing Agreements relating to the Mortgage Loans; further provided, however that notwithstanding any subservicing arrangement, the Servicer shall remain liable to Owner for all obligations and responsibilities set forth in this Agreement.

Section 13.05

Governing Law.

This Agreement is to be governed by, and construed in accordance with, the internal laws (as compared to conflicts of law provisions) of the State of New York.

Section 13.06

Notices.

Any notices, consents or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been duly given if personally delivered, sent by overnight courier, or mailed by registered mail, postage prepaid, and return receipt requested, or transmitted by telex or telegraph and confirmed by a similar mailed writing, or otherwise received, if to Owner, addressed to Owner at 119 East Marcy Street, Santa Fe, New Mexico 87501 Attention:  Deborah Burns or to such other address as Owner may designate in writing to the Servicer, and, if to the Servicer, addressed to the Servicer at 2500 Lake Cook Road, Riverwoods, IL 60015, Attention: General Counsel, with a copy to the Vice President of Secondary Marketing at the same address, or to such other address as the Servicer may have designated in writing to Owner.

Section 13.07

Severability Provisions.

Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, in such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  If the validity of any part, provision, representation or warrant of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to validity.

Section 13.08

Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 13.09

General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(ii)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(iii)

references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs,” and other subdivisions without reference to a document are designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(iv)

a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(v)

the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(vi)

the terms “include” or “including” shall mean without limitation by reason of enumeration.

Section 13.10

Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 13.11

Successors and Assigns.

The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

Section 13.12

Counterparts.

This Agreement may be executed in several counterparts, each of which shall constitute an original, but all of which together, shall constitute one instrument notwithstanding that all parties are not signatories to the same counterparts.

Section 13.13

Non-Solicitation.

(b)

From and after the date of this Agreement, the Servicer agrees that it will not take any action or cause any action to be taken by its agents to solicit the Mortgagor under any Mortgage Loan to refinance a Mortgage Loan, in whole or in part, without the prior written consent of Owner.  It is understood and agreed that promotions for refinance undertaken by the Servicer or its agents that are directed to segments of the general public, or to all or segments of the clients of Morgan Stanley Dean Witter Inc. and its affiliates  which may include Mortgagors under any Mortgage Loan, including, without limitation, directed marketing solicitations, newspaper, radio and television advertisements, shall not constitute a solicitation under the terms of this Agreement, provided that no segment shall consist exclusively of such Mortgagors.

(c)

From and after the date of this Agreement, Owner agrees that it will not take any action or cause any action to be taken by its agents to solicit the Mortgagor under any Mortgage Loan for any purpose, including to refinance a Mortgage Loan or otherwise directly contact any such Mortgagor, without the prior written consent of the Servicer.  It is understood and agreed that promotions undertaken by Owner or its agents that are directed to segments of the general public, or to all or segments of the clients of Owner or its affiliates, which may include Mortgagors under any Mortgage Loan, including, without limitation, directed marketing solicitations, newspaper, radio and television advertisements, shall not constitute a solicitation under the terms of this Agreement, provided that no segment shall consist primarily of such Mortgagors.

(Remainder of this page intentionally left blank.)

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first set forth above.

THORNBURG MORTGAGE HOME LOANS, INC.

By: /s/Deborah Burns

Name:  Deborah Burns

Title:  Secretary

MORGAN STANLEY DEAN WITTER CREDIT CORPORATION

By: /s/David L. Bianucci

Name:  David L. Bianucci

Title:    Vice President

Signature Page to Mortgage Loan Servicing Agreement

EXHIBIT A
FORM OF LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that Thornburg Mortgage Home Loans, Inc. (“Owner”) having its principal place of business at 119 East Marcy Street, Santa Fe, New Mexico 87501 hereby constitutes and appoints Morgan Stanley Dean Witter Credit Corporation (“the Servicer”), a Delaware corporation having its principal place of business at 2500 Lake Cook Road, Riverwoods, Illinois 60015, by and through any of its Vice Presidents or more senior officers, its true and lawful Attorney-in-Fact, in its name, place and stead and for its benefit, in connection with all residential mortgage loans serviced by the Servicer for Owner for the purposes of performing all acts and executing all documents in the name of Owner necessary and incidental to servicing said loans, including but not limited to:

(1)

Foreclosing delinquent loans or discontinuing such foreclosure proceedings, executing claims for insurance benefits under private mortgage insurance policies and endorsing related proceeds checks made payable to Owner;

(2)

Selling, transferring or otherwise disposing of real property acquired through foreclosure or otherwise, including but not limited to executing all contracts, agreements, deeds, assignments or other instruments reasonably necessary or advisable to effect such sale, transfer or disposition, and receiving proceeds and endorsing checks made payable to the order of Owner from such proceedings;

(3)

Preparing, executing and delivering satisfactions, cancellations, discharges, or full or partial releases of lien, subordination agreements, modification agreements, assumption agreements, and substitutions of trustees under deeds of trust;

(4)

Endorsing promissory notes and executing assignments of mortgages, deeds of trust, deeds to secure debt and other security instruments securing said promissory notes in connection with loans for which the Servicer has received full payment of all outstanding amounts due; and

(5)

Any and all such other acts of any kind and nature whatsoever that are necessary and prudent to service the loans.

Owner further grants to the Servicer full power and authority to do and perform all acts necessary for the Servicer to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as Owner might or could do with the same validity as if all and every such act had been herein particularly stated, expressed and especially provided for, and hereby ratifies and confirms all that the Servicer shall lawfully have done, do, or cause to be done by virtue of the powers and authority and contemplated hereby.  This Limited Power of Attorney shall be effective as of May _____, 2001.

Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney, and may be satisfied that this Limited Power of Attorney shall continue in full force and effect until revoked in writing by Owner.  Third parties without actual notice may rely upon a certificate to the effect set forth in the preceding sentence given by the Servicer.

ATTEST

________________________________

________________________________

By:_________________________________

Name:

Name:

Title:

Title:

Corporate Seal:

STATE OF______________

)

)

ss:

COUNTY OF____________

)

On the __day of____, ____, before me, the undersigned, a Notary Public in and for said county and state, personally appeared _____________________ and ___________________, personally known to me to be the persons who executed the within instrument as _____________________ and ______________________,  respectively, on behalf of the corporation therein named, and they duly severally acknowledged that they reside at __________________________________ and that said instrument is the act and deed of said corporation, and that they, being authorized to do so, executed and delivered said instrument and affixed the corporate seal thereto for the purposes therein contained.

Witness my hand and official seal:

________________________________

Notary Public State of____________________________

My Commission Expires:_________________________

EXHIBIT B

FORM OF MONTHLY SERVICER REPORT

EXHIBIT C

DELINQUENCY REPORTS

AMENDMENT
TO

MASTER SERVICING AGREEMENT

THIS AMENDMENT to the Master Servicing Agreement dated as of May 1, 2001 (the “Servicing Agreement”), by and between THORNBURG MORTGAGE HOME LOANS, INC. (“Thornburg”) and MORGAN STANLEY DEAN WITTER CREDIT CORPORATION (the “Servicer”), is made as of the 22nd day of January, 2003, by and among Thornburg and the Servicer (the “Amendment”).

WITNESSETH:

WHEREAS, the Servicer has agreed to service Mortgage Loans pursuant to the terms of the Servicing Agreement;

WHEREAS, Thornburg has requested that certain additional servicing certifications be provided to the Master Servicer (as defined below) and that certain time periods for the provision of reports be modified, and the Servicer has agreed to such modifications; and

WHEREAS, the parties desire to amend the Servicing Agreement to reflect those requirements;

NOW, THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

Capitalized terms used and not defined in this Amendment shall have the meanings given to such terms in the Servicing Agreement.

2.

Section 1.01 of the Servicing Agreement entitled “Defined Terms” is amended to add the following definitions:

a.

“Annual Statement of Compliance”:  The Officer’s Certificate issued by the Servicer pursuant to Section 7.04(a) of this Agreement.

b.

“Annual Independent Public Accountant’s Uniform Single Attestation Program for Mortgage Bankers Report”:  The Independent Public Accountant’s Report delivered pursuant to Section 7.04(b) of this Agreement.

3.

Section 7.04 of the Servicing Agreement entitled “Annual Statements as to Compliance” is amended as follows:

a.

Subsection (a) is deleted and replaced with the following:

(a)

The Servicer will deliver to the Master Servicer, not later than February 28th of each year beginning February 28, 2003, an Officer’s Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under the Servicing Agreement has been made under such officers’ supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Servicing Agreement throughout such year, in all material respects, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

b.

Subsection (b) is amended to delete the phrase “On or before April 1 of each year, beginning with April 1 of the calendar year of the year in which the first Closing Date occurs” and replacing it with the phrase “Not later than February 28th of each year beginning February 28, 2003.”

c.

The following Subsections (c) and (d) are added after Subsection (b):

(c)

For so long as the Mortgage Loans are being master serviced by a master servicer (the “Master Servicer”) in a securitization transaction, by February 28th of each year (or if not a Business Day, the immediately preceding Business Day), one or more officers of the Servicer shall execute and deliver an Officer’s Certificate to the Master Servicer for the benefit of such Master Servicer and its officers, directors and affiliates, certifying as to the following matters:

(i)

Based on our knowledge, the information in the Annual Statement of Compliance, the Annual Independent Public Accountant’s Servicing Report and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by the Annual Statement of Compliance and the Annual Independent Public Accountant’s Servicing Report;

(ii)

Based on our knowledge, the servicing information required to be provided to the Master Servicer by the Servicer under this Servicing Agreement has been provided to the Master Servicer;

(iii)

We are responsible for reviewing the activities performed by the Servicer under the Servicing Agreement and based upon the review required by this Servicing Agreement, and except as disclosed in the Annual Statement of Compliance or the Annual Independent Public Accountant’s Uniform Single Attestation Program for Mortgage Bankers Report submitted to the Master Servicer, the Servicer has, as of the date of this certification, fulfilled its obligations under this Servicing Agreement; and

(iv)

We have disclosed to the Master Servicer all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Servicing Agreement.

(d)

The Servicer shall indemnify and hold harmless the Master Servicer and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 7.04 or the gross negligence, bad faith or willful misconduct of the Servicer in connection therewith.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Servicer agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Servicer on the other in connection with a breach of the Servicer’s obligations under this Section 7.04 or the Servicer’s gross negligence, bad faith or willful misconduct in connection therewith.

4.

Section 10.01 of the Servicing Agreement entitled “Events of Default” is hereby amended by adding the following:

(x)

failure by the Servicer to duly perform, within the required time period, its obligations under Section 7.04, which failure continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been received by the Servicer from any party to this Servicing Agreement or by the Master Servicer.

5.

The Servicing Agreement is hereby amended by adding the following as Section 13.14 of the Servicing Agreement:

For purposes of this Agreement, including but not limited to Section 7.04, the Master Servicer shall be considered a third-party beneficiary to this Servicing Agreement entitled to all the rights and benefits accruing to the Master Servicer herein as if it were a direct party to this Servicing Agreement.

6.

Except as amended herein, the terms and conditions and obligations of the Servicing Agreement shall remain in full force and effect.

7.

This Amendment may be executed in any counterparts, each of which shall be deemed to be an original and all of which counterparts shall together constitute but one and the same instrument.

8.

This Amendment becomes effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their behalf by the undersigned, thereunto duly authorized, as of the day and year first above written.

THORNBURG MORTGAGE HOME

LOANS, INC.

By:   /s/Deborah J. Burns

Name:  Deborah J. Burns

Title:    Vice President

MORGAN STANLEY DEAN WITTER

CREDIT CORPORATION

By:   /s/David L. Bianucci

Name: David L. Bianucci

Title:   Vice President

SCHEDULE I

Mortgage Loan Schedule

(delivered to the Trustee in electronic format)